As filed with the Securities and Exchange Commission on June 21, 2012

Registration No. 333-180227

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 1
POST-EFFECTIVE AMENDMENT NO.

Benefit Street Partners BDC, Inc.
(Exact Name of Registrant as Specified in Charter)

9 West 57th Street
47th Floor
New York, NY 10019
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: 212-644-1200

Thomas J. Gahan
Chief Executive Officer
Benefit Street Partners BDC, Inc.
9 West 57th Street
47th Floor
New York, NY 10019
(Name and Address of Agent for Service)

Copies of information to:

Steven B. Boehm, Esq. Cynthia M. Krus, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, D.C. 20004 Tel: (202) 383-0100 Fax: (202) 637-3593	Michael K. Hoffman, Esq. Gregg A. Noel, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036 Tel: (212) 735-3000 Fax: (917) 777-2790

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box.

         It is proposed that this filing will become effective (check appropriate box): ☐

☐
when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee

Common Stock, $0.001 par value per share	$150,000,000	$17,190 (3)

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(2)
Includes the underwriter's option to purchase additional shares.

(3)
Previously paid.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 21, 2012

Benefit Street Partners BDC, Inc.

                  Shares

Common Stock

Benefit Street Partners BDC, Inc. is a newly organized finance company. We intend to file an election to be regulated as a business development company under the Investment Company Act of 1940 prior to the pricing of this offering. Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by primarily investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities issued by private U.S. middle market companies.

We will be managed by our investment adviser, Benefit Street Partners LLC, which will also provide the administrative services necessary for us to operate. The Adviser is an affiliate of Providence Equity Partners L.L.C., a leading global private equity firm.

This is our initial public offering and no public market currently exists for our common stock. We currently expect that the initial public offering price per share will be $             . We intend to apply to have our common stock listed on the Nasdaq Global Select Market under the symbol "BSPC."

We are an "emerging growth company" within the meaning of the recently enacted Jumpstart Our Business Startups Act.

Investing in our common stock involves a high degree of risk. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value, which we refer to as NAV. If our shares trade at a discount to our NAV, it will increase the risk of loss for purchasers in this offering. This risk is likely to apply to our shares of common stock and may be greater for investors expecting to sell their shares in a relatively short period after completion of this initial public offering. At an assumed initial public offering price of $             per share, purchasers in this offering will experience immediate dilution of approximately $             per share. See "Dilution."

We may invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as "junk", have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in "Risk Factors" beginning on page 19 of this prospectus.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. The SEC maintains a website at www.sec.gov where such information is available without charge upon request. We maintain a website at                           and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us in writing at 9 West 57th Street, 47th Floor, New York, NY 10019, Attn: Chief Financial Officer, or by telephone at (212) 588-6700.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds, before expenses, to us (1)(2)	$	$

(1)
We will incur approximately $             of estimated expenses in connection with this offering. Stockholders will indirectly bear such expenses as investors in us.

(2)
We have granted the underwriters an option to purchase up to                           additional shares of our common stock at the public offering price, less the sales load, within 30 days of the date of this prospectus solely to cover over-allotments, if any. If the underwriters exercise this option in full, the total price to the public, sales load and proceeds will be $             , $             and $             , respectively.

The underwriters expect to deliver the shares against payment on or about                           , 2012.

Deutsche Bank Securities	Citigroup

The date of this prospectus is                           , 2012

        Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus.

        You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date on the front of this prospectus. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure herein. Our business, financial condition, results of operations and prospects may have changed since that date.

        The "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

i

PROSPECTUS SUMMARY

        This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set out under "Risk Factors" and the other information included in this prospectus and the documents to which we have referred.

        In this prospectus, except where the context suggests otherwise, the terms "we," "us," "our" and the "Company" refer to Benefit Street Partners BDC, Inc., the "Adviser" and the "Administrator" refer to Benefit Street Partners LLC and "Providence" refers to collectively Providence Equity Partners L.L.C., an affiliate of the Adviser, and its affiliated management companies, and, where applicable, Providence Equity Capital Markets L.L.C. ("PECM"), an affiliate of the Adviser.

        Unless indicated otherwise or the context requires, all information in this prospectus assumes (i) no exercise of the underwriters' option to purchase additional shares of our common stock and (ii) an initial public offering price of $             per share.

About Benefit Street Partners BDC

        We are a newly organized finance company. We were formed in July 2011 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We will be managed by our Adviser, whose principals collectively have over 50 years of experience in the leveraged debt markets. Our Adviser is affiliated, through common ownership and employees, with Providence, a leading private equity firm focused on debt and equity investments in the media, communications, education and information sectors, or the Providence Focus Sectors, that manages funds through various affiliates with over $23 billion in commitments.

        Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by primarily investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities issued by private U.S. middle market companies. We intend to generally focus our investment activities on companies with leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and, when applicable, high-quality sponsors. We intend to build a diversified portfolio of investments. As we work to build and grow our portfolio, we may also make investments in syndicated debt opportunities.

        We intend to invest primarily in private U.S. middle market companies with approximately $5 million to $50 million of earnings before interest, taxes, depreciation or amortization, or EBITDA. We expect that our investments will generally range between $5 million and $50 million, although the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. We believe that investing in the debt of private middle market companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with middle market companies. Because private middle market companies have limited access to capital providers, debt investments in private middle market companies typically carry above market interest rates and include better-than-market terms. As a result, we believe investments in private middle market companies result in attractive risk-adjusted returns.

        Investment professionals managing the Company's investments will be focused on the direct origination of debt products. We intend to originate debt investments through an extensive, nationwide network of relationships. Specifically, our Adviser intends to source its investment opportunities through a combination of: (i) direct origination efforts of Providence's private equity team as a result of its contacts with middle market companies and experienced senior management teams; (ii) our Adviser's relationships with middle market sponsors and industry contacts; and (iii) Messrs. Gahan's and Paasche's long-standing relationships with Wall Street professionals, industry executives and strategic partners. Our Adviser also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks.

        We believe that the experience of PECM and the Adviser's investment professionals in working directly with borrowers to create customized financing solutions will enable us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. While we expect that a significant number of our investments will be in unsponsored, middle market companies, we believe that a combination of sponsored and unsponsored investments is important to having the most attractive opportunities across investment cycles. As a result, our nationwide origination efforts will target both private equity sponsors and referral sources of unsponsored companies.

        Unsponsored companies are either privately-held companies typically owned and controlled by entrepreneurs rather than private equity firms or those public companies with market capitalization less than $250 million. We believe that unsponsored middle market companies represent a large, attractive and less competitive investment opportunity for several reasons: (1) the number of unsponsored companies far exceeds the number of sponsored companies; (2) many investors focus primarily on sponsored companies; and (3) unsponsored middle market companies have more limited access to capital than sponsored companies. We also believe that investments in unsponsored companies will provide for the most attractive economics, alignment of interests with management and the greatest control for us as an investor.

        We intend to elect to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act, prior to the pricing of this offering. In addition, for tax purposes we intend to elect to be treated as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code, commencing with our 201     taxable year. As a business development company, we will be required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.

About the Adviser's Affiliates

        Providence was founded in 1989 and is a leading sector-focused private equity firm with a global franchise specializing in the media, communications, education and information sectors. Providence has both an active private equity portfolio and an active debt portfolio.

        Providence has maintained an active private equity portfolio over the course of its 23 year history. Since inception, Providence's private equity team has invested in more than 100 companies across seven funds. The most recent equity fund with a final close, Providence Equity Partners VI, L.P., or Providence VI, closed in 2007 with more than $12 billion of capital commitments. Providence's private equity team consists of approximately 237 employees, including 85 investment professionals located throughout six offices worldwide in Providence, New York, London, Hong Kong, New Delhi and Beijing.

        Providence has a successful history of debt investing and began making debt investments in March 2008. In the years leading up to the credit crisis, Providence believed that its sector-focused approach, which had proven successful in private equity, could also be used to take advantage of opportunities in the debt markets. However, because of the nuances of credit versus equity investing, Providence realized that it would benefit from a dedicated credit team to focus solely on the opportunities in the debt markets. With the dislocation in the leveraged loan and high-yield markets beginning in late 2007, Providence saw an opportunity to raise and allocate capital towards what it believed to be an attractive opportunity in the credit markets. Further, Providence believed that its depth of sector expertise combined with strong capital markets capabilities would result in a unique competitive advantage. Therefore, in early 2008, Providence allocated up to 10% of its $12.1 billion private equity fund to debt opportunities, then subsequently raised its first dedicated debt fund, and later established Providence Equity Capital Markets L.L.C., or PECM.

        In September 2008, Providence hired Thomas J. Gahan to formally establish PECM as Providence's debt investment platform. Prior to joining Providence, Mr. Gahan held a number of senior management positions at Deutsche Bank AG, or Deutsche Bank, including: CEO of Deutsche Bank Securities, Global Head of Capital Markets and Head of Corporate and Investment Banking in the Americas. Upon establishing PECM, Mr. Gahan assembled a leadership team that had managed credit portfolios representing in excess of $25 billion in assets while working together at Deutsche Bank.

        In late 2008, Mr. Gahan hired Michael Paasche to assist with growing Providence's debt investment platform. Prior to joining Providence, Mr. Paasche held various senior management positions at Deutsche Bank, including Global Head of Leveraged Finance and the Global Head of Leveraged Loan Portfolio, which included the Work-outs Group.

        In early 2010, Mr. Gahan hired David Manlowe to further strengthen Providence's debt investment platform. Prior to joining Providence, Mr. Manlowe held various senior management positions at Deutsche Bank, including Chief Operating Officer of Global Capital Markets and served as Chairman of Global Banking Equity Investment Committee and Global Capital Markets Compensation Committee at Deutsche Bank.

        Providence's debt investment team currently manages approximately $4 billion of assets through the following funds, in addition to a separate account: (i) Providence VI (debt allocation); (ii) Providence TMT Special Situations Fund L.P.; and (iii) Providence TMT Debt Opportunity Fund II L.P. Providence's debt investment team consists of approximately 32 employees, including 15 investment professionals who manage a debt portfolio consisting of over 120 active issuers based in 19 countries that operate within 17 different industry sectors.

About the Adviser

        Our Adviser will primarily consist of the investment professionals that staff Providence's debt investment team, PECM. Messrs. Gahan and Paasche will lead the Adviser's Investment Team (defined below) and will initially make up its investment committee, or the Investment Committee. Our Adviser was organized in February 2011 and registered as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act, in November 2011. Mr. Gahan, together with other senior investment professionals from Providence, control the Adviser and will be supported by a dedicated team of 13 experienced investment professionals, or the Investment Team. The Adviser will be responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

        The members of the Investment Team have extensive experience structuring, negotiating, and executing debt financings, both as lender and as borrower. Messrs. Gahan and Paasche each has nearly 25 years of experience in leveraged lending, mezzanine investing, high-yield financing and special situations, secondary debt and private equity investing. Messrs. Gahan and Paasche have worked together at Providence since 2008 and, prior to that, at Deutsche Bank since 1999. Investment professionals managing the Company's investments will be focused on direct origination of debt products as well as coverage of middle market lenders, financial advisors, and leading middle market private equity investment firms.

        We believe the industry expertise and extensive network and strategic relationships of Messrs. Gahan and Paasche and the members of Providence's debt investment team provide us with a distinct competitive advantage in sourcing transactions by permitting us to generate proprietary deal flow, often uncovering or developing attractive investment opportunities before these deals come to the attention of other investors.

        Across all of its activities, our Adviser places significant emphasis on risk management. This is achieved not only through judicious investment decisions but also by an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio monitoring. Our Adviser believes it has the personnel and the appropriate systems and other resources necessary to effectively monitor and manage business, portfolio, and financial risk.

        The Adviser also serves as our administrator, leases office space to us and provides us with equipment and office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Market Opportunity

        We believe that the prevailing investment environment presents a compelling case for investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt) of middle market companies. The following factors represent the key drivers of our focus on this attractive market segment:

  •
  Large and Growing Target Market.  According to the U.S. Census Bureau in its 2007 economic census, there were approximately 176,000 small and middle market companies in the United States with annual revenues between $10 million and $100 million, compared with 20,000 companies with revenues greater than $100 million. We believe that these middle market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle market companies have generated a significant number of investment opportunities for investment funds managed or advised by PECM, and we believe that this market segment will continue to produce significant investment opportunities for us.

    The global credit crisis has further increased the number of potential transactions available to us, as traditional sources of credit have diminished. We believe reduced competition among lenders and increased deal flow should allow us to be even more selective in our underwriting process. In addition, our ability to work directly with borrowers to create customized financing solutions enables us to generate excess returns.

  •
  Reduced Availability of Financing for U.S. Middle Market Companies.  We believe that dislocations in the capital markets during the global credit crisis between mid-2007 and mid-2009 have reduced the amount of credit available to middle market companies. We believe that much of the traditional lending community for middle market companies, such as commercial/regional banks, investment banks, commercial finance companies, hedge funds and collateralized loan obligations, have contracted and/or eliminated their origination activities in the wake of this period of credit dislocation or focused on more liquid asset classes. In addition, a 2010 Congressional Oversight Panel report concluded that 3,000 small U.S. banks either have or may need to curtail lending due to financial stresses, further restricting access to capital for middle market borrowers, and, when implemented, Basel III, published by the Basel Committee on Banking Supervision, is expected to limit the ability of commercial banking institutions to hold non-investment grade leveraged loans on their balance sheets.

  •
  Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle market companies. For example, based on the experience of our Adviser's Investment Team, lending to private U.S. middle market companies (i) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (ii) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle market and (iii) may also require more extensive ongoing monitoring by the lender. As a result, middle market companies historically have been served by a limited segment of the lending community.

  •
  Significant Refinancing Requirements.  A significant amount of U.S. debt begins to mature between 2012 and 2015, much of which we believe is associated with a large number of middle market leveraged mergers and acquisitions completed from 2005 to 2008. In many cases, we expect that this debt will need to be refinanced by borrowers. We believe the loss of the lending capacity in the middle market combined with the need for borrowers to refinance existing indebtedness over the next several years will create significant lending opportunities for us. According to the Thomson Reuters LPC Middle Market 1Q 12 Review, there is approximately $88 billion of middle market loans maturing in the remainder of 2012.

  •
  Attractive Relative Value Proposition.  We believe that directly originated middle market loans often exhibit superior default and loss characteristics compared to broadly syndicated debt, which are often structured with higher levels of debt and a lower percentage of equity contributed. Based on our analysis of S&P Credit Pro data, it is our view, that over the past several years, middle market loans have experienced lower historical default rates and higher recovery rates than broadly syndicated debt. Moreover, after peaking in the first quarter of 2010, we believe that overall default rates on middle market loans have declined significantly over the past year.

  We believe that middle market loans' higher yield compared to broadly syndicated debt is largely driven by the reduced access to, and availability of, credit for U.S. middle market borrowers, thereby creating an attractive risk-return dynamic for lenders. As a result, we believe that the debt of such borrowers typically carries higher interest rates and offers more substantial up-front fees, thereby providing us with many investment opportunities.

  •
  Conservative Capital Structures and Increased Percentage of Equity Contributed.  We believe that lenders generally are requiring borrowers to hold more equity as a percentage of their total capitalization and less senior and total leverage than was customary in the years leading up to the credit crisis, creating a greater amount of equity to protect lenders against future economic downturns. We believe that lower leverage levels in mergers and acquisitions executed in the middle market suggest that middle market companies should have more cash flow available to them to service their debt.

Competitive Strengths

        We believe that we have the following competitive advantages over other middle market lenders:

  •
  Experienced Investment Team.  Our Adviser's investment team will be led by Thomas J. Gahan and Michael E. Paasche. Messrs. Gahan and Paasche each has nearly 25 years of investing experience, including the previous 12 years working together, through multiple business and credit cycles, investing across the entire capital structure. Together, they provide us with access to a wide range of business, banking, legal and other contacts from which we may receive proprietary deal flow, as well as expertise relating to the structuring, origination, evaluation and monitoring of debt investments. We believe the combination of Messrs. Gahan and Paasche's expertise and the experience of the other investment professionals of the Adviser provides the Adviser with a competitive advantage in sourcing, structuring and evaluating investment opportunities. This competitive advantage is furthered by the extensive relationships with industry executives, senior advisors and strategic partners maintained by Providence and the Adviser.

  •
  Focus on Direct Origination.  We expect that a significant number of our investments will be in unsponsored transactions directly to middle market companies that we believe are underserved by the traditional banking system, although we also may source transactions via the private equity sponsor channel. Our Adviser employs investment professionals focused on the direct origination of debt products. We intend to originate debt investments through an extensive, nationwide network of relationships. Specifically, our Adviser intends to source its investment opportunities through a combination of: (i) direct origination efforts of Providence's private equity team as a result of its contacts with middle market companies and experienced senior management teams; (ii) our Adviser's relationships with middle market sponsors and industry contacts; and (iii) Messrs Gahan's and Paasche's long-standing relationships with Wall Street professionals, industry executives and strategic partners. Our Adviser also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks.

  We believe that the experience of the Adviser's investment professionals in working directly with borrowers to create customized financing solutions will enable us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. We believe unsponsored transactions typically provide better returns compared with deals originated through other intermediaries.

  •
  Leading U.S. Platform Provides Access to Proprietary Relationship-Based Deal Flow.  Our Adviser has an expansive nationwide network of relationships, including access to management teams from the over 40 current Providence private equity portfolio companies and senior managers from among the more than 60 former Providence private equity portfolio companies. In addition, our Adviser will benefit from Providence's relationships with middle market lenders, accounting firms, financial and legal advisors, and restructuring professionals. Providence's investment professionals, senior advisors and operating partners generate proprietary deal flow, often uncovering or developing attractive investment opportunities before these deals come to the attention of intermediaries or other investors. In addition, members of the Adviser have strong networks and personal relationships with senior leveraged finance professionals at all of the major commercial and investment banks as well as contacts at a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers. Providence is commonly sought out as a strategic partner as its capital investments are often highly tailored and structured to meet the needs of management.

  •
  Access to Providence's Substantial Resources.  Providence has a 23-year history of investing across multiple business cycles. Providence's private equity team consists of approximately 237 employees, including 85 investment professionals located throughout six offices worldwide in Providence, New York, London, Hong Kong, New Delhi and Beijing. Providence's debt investment team consists of 32 employees, including 15 investment professionals who manage a debt portfolio with approximately $4 billion in assets under management consisting of over 120 active issuers based in 19 countries that operate within 17 different industry sectors. We expect to benefit from access to Providence's expansive resources which will provide industry contacts, research and timely market intelligence.

  •
  Disciplined Investment, Underwriting and Monitoring Process.  The Adviser intends to utilize the established investment process of Providence's debt investment team for reviewing lending opportunities, structuring transactions and monitoring investments. Using Providence's debt investment team's disciplined approach to lending, our Adviser will seek to minimize credit losses through effective underwriting, comprehensive due diligence, and the careful structuring of covenant packages. Historically, Providence's debt investment team has employed a highly selective approach to investing. Our Adviser will use the same credit criteria that has been employed by the Providence debt investment team which includes:

  •
  Focus on companies with leading market positions, significant asset or franchise values, strong fee cash flow, experienced senior management teams, and, when applicable, high-quality sponsors;

  •
  Engage in extensive financial accounting and legal due diligence; and

  •
  Select companies with conservative capital structures.

  Following each investment, our Adviser will implement a regimented credit monitoring system consistent with the current system employed by Providence's debt investment team. This careful approach, which involves (i) ongoing sector review and analysis by our Adviser's team of experienced investment professionals, (ii) contact with portfolio companies, (iii) monitoring price movements of comparative industry sets, and (iv) maintenance of proper risk weighting, will enable us to identify problems early and to assist borrowers and work with other lenders before they face difficult liquidity constraints.

  •
  Proven Risk Management.  We intend to continue the successful asset management process employed by Providence's debt investment team. We expect that our investments will be diversified by company type, asset type, transaction size and industry. We will utilize a systematic underwriting process involving rigorous due diligence, third-party reports and Investment Committee approval. Following the closing of each transaction, our Adviser will implement a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, additional input to the asset management process will be provided by third parties, including, as applicable, the following: forensic accountants, valuation specialists, legal counsel, fund administrators and loan servicers.

  •
  Proven, Established Infrastructure.  We believe the breadth and depth of our Investment Team's experience, together with the wider resources of Providence, which has an established infrastructure to source, structure, execute and monitor portfolio company investments, provides us with a significant competitive advantage in managing and growing the Company. We expect to benefit from the management experience of Messrs. Gahan, Paasche and Manlowe who, together, have over 70 years of experience in investment management and the investment banking industry. Specifically, we believe we will benefit from Mr. Manlowe's experience serving in the role of chief operating officer at both PECM and Deutsche Bank's Global Capital Markets division over the past five years, collectively.

Investment Strategy

        Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by primarily investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities issued by private U.S. middle market companies with approximately $5 million to $50 million of EBITDA. We expect that our investments will generally range between $5 million and $50 million, although we expect that the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.

        We believe that the experience of the Adviser's investment professionals in working directly with borrowers to create customized financing solutions will enable us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. We believe unsponsored transactions provide better returns compared with deals originated through other intermediaries. While we expect that a significant number of our investments will be in unsponsored, middle market companies, we believe that a combination of sponsored and unsponsored investments is important to having the most attractive opportunities across investment cycles, and to that end our nationwide origination efforts will target both private equity sponsors and referral sources of unsponsored companies.

        We will seek to invest in fundamentally sound middle market companies with strong management teams that maintain a strong alignment of interests in their business and are seeking capital to grow the company but do not have access to the broad capital markets, thus driving terms and conditions and positioning ourselves to benefit from the long-term growth of our investments. Our strategy includes an intensive and proactive sourcing of transactions by the Adviser who targets investments in unsponsored middle market companies. As a result, we primarily will work directly with unsponsored, middle market companies rather than rely on sponsors for our origination pipeline. Unsponsored companies are either privately-held companies typically owned and controlled by entrepreneurs rather than private equity firms or those public companies with market capitalization less than $250 million. We believe that unsponsored middle market companies represent a large, attractive and less competitive investment opportunity for several reasons: (1) the number of unsponsored companies far exceeds the number of sponsored companies; (2) many investors focus primarily on sponsored companies; and (3) unsponsored middle market companies have more limited access to capital than sponsored companies. We also believe that investments in unsponsored companies will provide for the most attractive economics, alignment of interests with management and the greatest control for us as an investor.

        We believe that a critical and differentiating factor of our investment strategy is our ability to conduct detailed operational and strategic due diligence from the point of view of an owner and operator in addition to strong fundamental and detailed credit analysis from the point of view of a financial investor or lender. We believe that this analytical approach, which couples a deep understanding of a company's income and cash flow statements and the opportunities and risks associated with it, with a comprehensive balance sheet analysis, facilitates an investment discipline that is biased towards stronger and more stable companies. We believe the broad operating experience and skills of our Adviser's investment professionals complement and enhance our extensive credit-focused experience.

        We will develop potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. However, because these private debt transactions are structured to provide the lender with contractually determined, periodic payments of principal and interest, they are less likely to depend generally on the existence of robust merger and acquisitions or public equity markets to deliver returns. We believe, as a result, that we can achieve our target returns even if public markets remain challenging for a long period of time.

Conflicts of Interest

        Providence currently manages a number of private investment funds and intends to manage additional private investment funds. Certain funds managed by Providence may pursue investment opportunities similar to those that we intend to pursue. As a result, we may not be provided with the opportunity to fully invest in all investment opportunities available to Providence and us that would be suitable for us. To the extent that Providence or our Adviser is presented with an investment opportunity that would be appropriate for us and another fund managed by Providence, Providence may be faced with a conflict.

        As a result of the potential overlap in investment objectives between us and certain funds managed by Providence, our Adviser has adopted an allocation policy, approved by our board of directors, governing how such investment opportunities will be allocated. However, to the extent any funds managed by Providence or our Adviser seek investment opportunities similar to us, the scope of opportunities otherwise available to us may be reduced or otherwise adversely affected.

        We may also invest alongside our Adviser's other clients as otherwise permissible under regulatory guidance, applicable regulations and the Adviser's allocation policy. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. Under the

Adviser's allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by the Adviser and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made on a pro rata basis in relation to each account's capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on factors such as:

  •
  the size, nature, risk profile and type of the investment opportunity (or, where applicable, the sale opportunity);

  •
  principles of diversification of assets, including, without limitation, in respect of geography, investment size and sector;

  •
  proximity to the end of the specified term or investment period, if applicable;

  •
  the investment strategies of each account;

  •
  cash availability and leverage capabilities of each account;

  •
  applicable law; and

  •
  such other factors as the Adviser reasonably deems relevant.

        In situations where co-investment with other funds managed by our Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other the Adviser's clients, our Adviser will seek to allocate investments in a fair and equitable manner. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by the Adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain "joint transactions" between entities that share a common investment adviser.

        We and our Adviser intend to seek exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and other funds managed by the Adviser and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief will seek an exemptive order permitting us to invest with funds managed by the Adviser or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment. There can be no assurance such exemptive relief will be granted.

        See also the section entitled "Risks—Risks Related to Our Business—There are significant potential conflicts of interest that could affect our investment opportunities and returns" and "—Our incentive fee structure may create incentives for our Adviser that are not fully aligned with the interests of our stockholders" for the risks related to our incentive fee structure.

Our Corporate Information

        Our administrative and principal executive offices are located at 9 West 57th Street, 47th Floor, New York, NY 10019. We intend to apply to have our common stock listed on the Nasdaq Global Select Market under the symbol "BSPC." Our website address is                  . Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

THE OFFERING

The Offering	We are offering shares of common stock through a group of underwriters (the "underwriters"). To the extent that the underwriters sell more than shares of common stock, the underwriters have the option to purchase up to an additional shares of common stock at the initial public offering price, less the sales load, within 30 days of the date of this prospectus.
Common stock to be outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.
Proposed symbol on the Nasdaq Global Select Market	"BSPC"
Use of proceeds

We estimate that the net proceeds we will receive from the sale of shares of our common stock in this offering will be approximately $             (or approximately $             if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $             per share of common stock, after deducting the sales load and estimated organization and offering expenses of approximately $             .

We intend to use the net proceeds of this offering for new investments in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to twelve months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. See "Investment Objective" below and "Use of Proceeds."

Investment Advisory Agreement	We are entering into an investment advisory agreement with Benefit Street Partners LLC (the "Investment Advisory Agreement") under which it will be providing investment advisory services to us.

Under the Investment Advisory Agreement, we will pay the Adviser a fee consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of             % of our end-of-period gross assets payable quarterly in arrears. The incentive fee consists of two components. The first component will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be             % of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds             % (which is             % annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Adviser receives no incentive fee until our net investment income equals the hurdle rate of             %, but then receives, as a "catch-up",             % of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than             %. The effect of this provision is that, if pre-incentive fee net investment income exceeds % in any calendar quarter, our Adviser will receive % of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The second component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on                           , 20    , and will equal             % of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to our Adviser. For a more detailed discussion of the calculation of this fee, see "Investment Advisory Agreement."

Distributions

We intend to make quarterly distributions to our stockholders commencing the first full calendar quarter following the quarter in which this offering is completed. Our quarterly dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the administrator.

Taxation

We intend to elect to be treated for federal income tax purposes as a RIC under subchapter M of the Code. As a RIC, we generally will not be required to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends and distributions. To obtain and maintain RIC status and to qualify for the associated tax benefits, we must meet specified source-of-income and quarterly asset diversification requirements under the Code and distribute to stockholders annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Material U.S. Federal Income Tax Considerations."

Leverage

We may borrow funds or issue preferred shares in order to make investments. Any such use of leverage involves significant additional risk. See "Risk Factors—Risks Related to Our Investments—If we incur indebtedness or issue senior securities, including debt, we will be exposed to additional risks, including the type of risks associated with leverage." The amount of leverage that we employ will depend on the Adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. We currently intend to borrow funds to finance portfolio investments in the first year of operations. Our use of leverage will be subject to the limitations set forth in the 1940 Act.

Administration Agreement

Under a separate Administration Agreement (defined below), the Adviser will also serve as our administrator. As administrator, the Adviser will oversee our financial records, prepare reports to our stockholders and reports filed with the SEC, lease office space to us, provide us with equipment and office services and generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse the Adviser for its costs in providing these services. See "Investment Advisory Agreement—Administration Agreement."

License arrangements

We have entered into a license agreement with our Adviser pursuant to which our Adviser has agreed to grant us a non-exclusive license to use the name and mark "Benefit Street Partners." Under this agreement, we have the right to use the "Benefit Street Partners" name for so long as the Adviser or one of its affiliates continues to serve as our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Benefit Street Partners" name. For a description of the license agreement, see "Investment Advisory Agreement—License Agreement."

Custodian and Transfer Agent	will serve as our Custodian and Transfer Agent. See "Custodian, Transfer and Dividend Paying Agent and Registrar."
Trading at a discount

Shares of closed-end investment companies, including business development companies, may trade at prices lower than their net asset value, or NAV. This risk is separate and distinct from the risk that our NAV per share may decline. Our NAV immediately following the offering will reflect reductions resulting from the sales load and the amount of the organization and offering expenses paid by us. See "Use of proceeds." This risk may have a greater effect on investors expecting to sell their shares soon after completion of the public offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below NAV.

Distribution reinvestment plan

We are adopting an "opt out" distribution reinvestment plan for our stockholders. As a result, if we declare a distribution, our stockholders' cash dividends will be automatically reinvested in additional shares of our common stock unless they specifically "opt out" of the distribution reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of common stock will generally be subject to the same federal, state and local tax consequences as if they received cash distributions. See "Distribution Reinvestment Plan."

Risk Factors	An investment in our common stock is subject to risks. Certain of these risks are referenced below.
	•	We have a limited operating history.
	•	Capital markets were recently in a period of disruption and instability, which could have a negative impact on our business and operations.
•

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of our investment adviser and our dependence on such investment adviser.

•

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, our potential lack of control over our portfolio companies, our limited ability to invest in public companies and the potential incentives for our Adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees.

•

We also have various risks relating to our status as a business development company, including limitations on raising additional capital, failure to qualify as a business development company and loss of tax status as a RIC.

•

There are also risks relating to this offering, including volatility in our stock price, the dilution resulting from this offering and the anti-takeover effect of certain provisions in our certificate of incorporation.

See "Risk Factors" beginning on page 19 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in shares of our common stock.

Anti-takeover provisions

Our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. Under our charter, our board of directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock. See "Description of our Capital Stock."

Available information

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's website at www.sec.gov.

We maintain a website at             and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us in writing at 9 West 57th Street, 47th Floor, New York, NY 10019 Attn: Chief Executive Officer. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. The expenses shown in the table under "Estimated Annual Expenses" are based on estimated amounts assuming an offering size of $              million of our common stock at $             per share. If the offering decreases in size, all other things being equal, these expenses would increase as a percentage of net assets attributable to our shares of common stock. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown below. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	% (1)
Offering Expenses (as a percentage of offering price)	% (2)
Distribution Reinvestment Plan Fees	None (3)

Total Stockholder Transaction Expenses (as a percentage of offering price)%

Estimated Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)
Base Management Fees	% (4)
Incentive Fees Payable Under the Investment Advisory Agreement	% (5)
Interest Payments on Borrowed Funds	% (6)
Other Expenses (estimated)	% (7)

Total Annual Expenses	%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we have no indebtedness and our annual operating expenses remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income incentive fee under our Investment Advisory Agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of a capital gains incentive fee under our Investment Advisory Agreement. In addition, while the example assumes reinvestment of all cash dividends and other cash distributions at NAV, participants in our distribution reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by either (i) the market price per share of our common stock at the close of trading on the valuation date for the distribution in the event that we use newly issued shares to satisfy the share requirements of the distribution reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the distribution reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the distribution reinvestment plan, which may be at, above or below NAV. See "Distribution reinvestment plan" for additional information regarding our distribution reinvestment plan.

(1)
The underwriting discount and commission with respect to shares sold in this offering, which are one-time fees to the underwriters in connection with this offering, are the only sales load being paid in connection with this offering.

(2)
Amount reflects estimated offering expenses of approximately $             and an offering size of approximately $             .

(3)
The expenses of the distribution reinvestment plan are included in "other expenses." See "Distribution reinvestment plan."

(4)
Our base management fee under the Investment Advisory Agreement is based on our end-of-period gross assets and is payable quarterly in arrears. The term "gross assets" includes any assets acquired with the proceeds of leverage. See "The Adviser—Investment Advisory Agreement."

(5)
Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be used within 6-12 months in accordance with our investment objective. We expect that during this period we will not have any capital gains and that the amount of our interest income will not exceed the quarterly minimum hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering.

The incentive fee consists of two components:

The first component will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be         % of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds         % (which is         % annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of         %, but then receives, as a "catch-up",          % of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than         %. The effect of this provision is that, if pre-incentive fee net investment income exceeds         % in any calendar quarter, our investment adviser will receive         % of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash.

The second component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on                           , 20    , and will equal         % of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser. For a more detailed discussion of the calculation of this fee, see "Investment Advisory Agreement."

(6)
The table assumes: (a) that we borrow for investment purposes up to an amount equal to         % of our average total assets (average borrowing of $              million out of average total assets of $              million) and (b) that the interest expense, the unused fee and the one-year portion of the aggregate structuring fee is $              million.

(7)
Includes estimated organizational expenses of $             (which are non-recurring) and our overhead expenses, including payments under the Administration Agreement based on our projected allocable portion of overheard and other expenses incurred by our administrator in performing its obligations under the Administration Agreement. See "Investment Advisory Agreement—Administration Agreement."

RISK FACTORS

        Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. The risks described below, as well as additional risks and uncertainties presently unknown by us or currently not deemed significant could negatively affect our business, financial condition and results of operations. In such case, our NAV and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS

We have a limited operating history.

        We were incorporated in July 2011 and have not yet commenced operations. As a result, we are subject to many of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective, that the value of your investment could decline substantially or that you may lose your entire investment in us.

The lack of experience of our Adviser and its management in operating under the constraints imposed on us as a business development company may hinder the achievement of our investment objectives.

        The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private companies or U.S. public companies with market capitalizations of less than $250 million, cash, cash equivalents, U.S. Government securities and other high quality debt instruments that mature in one year or less. In addition, qualification for taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. Our Adviser does not have experience investing under these constraints. These constraints, among others, may hinder our Adviser's ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We depend upon senior management personnel of our Adviser for our future success, and if our Adviser is unable to retain qualified personnel or if our Adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

        We depend on the members of senior management of our Adviser, particularly Thomas J. Gahan and Michael E. Paasche, as well as other key investment personnel for the identification, final selection, structuring, closing and monitoring of our investments. These members of Adviser's senior management and investment teams are integral to its asset management activities and have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on their continued service to our Adviser. The departure of any of the members of our Adviser's senior management could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that our Adviser will remain our investment adviser or our administrator.

We may not replicate the historical results achieved in other investments by members of the Adviser's Investment Team.

        Investors in our common stock are not acquiring an interest in any other investment funds, accounts or other investment vehicles. While we may consider potential co-investment participation in portfolio investments with other investment funds, accounts or investment vehicles managed by members of the Adviser's Investment Team or sponsored by affiliates of the Adviser, no investment opportunities are currently under consideration and any such investment activity may be subject to, among other things, regulatory approvals and approvals by directors who are not "interested persons" (as defined in the 1940 Act), the receipt of which, if sought, cannot be assured, as well as any applicable limitations under the 1940 Act. For that reason, we cannot assure you that we will replicate the historical results achieved by members of the Adviser's Investment Team or of Providence, and we caution you that our investment returns could be substantially lower than the historical returns achieved by them.

Our income may be substantially lower than when our portfolio is fully invested and therefore our ability to make distributions may be limited because we are a new company with no operating history.

        We were incorporated in July 2011 and have not yet commenced operations. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective, that the value of your investment could decline substantially or that you may lose your entire investment in us. We anticipate that it will take us between six and twelve months to invest substantially all of the net proceeds of this offering in accordance with our investment objective. During this period, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in accordance with our investment objective. There is a risk that we may lose money on the offering proceeds during this period given our estimated expense ratio and the prevailing interest rate climate. As a result, any distributions we make during this period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

We may suffer credit losses.

        Private debt in the form of loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, and therefore an investment in our shares of common stock may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the economic recession or downturn that the U.S. and many other countries have recently experienced or are experiencing.

A disruption in the capital markets and the credit markets could negatively affect our business.

        As a business development company, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

        If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets. For example, we cannot be certain that we will be able to consummate new borrowing facilities to provide capital for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

        If we are unable to consummate new facilities on commercially reasonable terms, our liquidity will be reduced significantly. If we consummate new facilities but are then unable to repay amounts outstanding under such facilities, and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

If we use borrowed funds to make investments or fund our business operations, we will be exposed to risks typically associated with leverage which will increase the risk of investing in us.

        As a business development company, we are permitted under the 1940 Act to borrow funds to finance portfolio investments, a practice commonly known as "leveraging." We currently intend to borrow funds to finance portfolio investments in the first year of operations. While leverage presents opportunities for increasing our total return, it may increase losses as well. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is used. The cumulative effect of our use of leverage in a market that moves adversely to our investments could result in a loss that would be greater than if we were not leveraged. Additional risks and special considerations of stockholders, include:

  •
  there is a likelihood of greater volatility in the market price of our common stock and our net asset value than if we do not use leverage;

  •
  our ability to pay dividends would be restricted if our asset coverage ratio is not at least 200% and any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders;

  •
  it is likely that such debt instruments would be governed by an indenture or other instrument containing covenants restricting our operating flexibility and may require us to pledge all or a substantial portion of our assets or security for such indebtedness;

  •
  we, and indirectly our common stockholders, would bear the entire cost of issuing and servicing such debt instruments;

  •
  any convertible or exchangeable securities that we may issue in the future could have rights, preferences and privileges more favorable than those of our common stock;

  •
  any depreciation in the value of our assets may magnify losses associated with an investment and could eliminate the value of an asset to us; and

  •
  if we issue preferred stock, the special voting rights and preferences of preferred stockholders may result in such stockholders' having interests that are not aligned with the interests of our common stockholders, and the rights of our preferred stockholders to dividends and liquidation preferences will be senior to the rights of our common stockholders.

        To the extent we seek to employ leverage in the future, there can be no guarantee that we will be able to obtain appropriate amounts of leverage, or that leverage may be obtained on terms and pricing that we find attractive, especially in the current market environment. If we fail to obtain the amount of leverage desired, our total returns may be lower than they would have been had such amount of leverage been obtained and used. Additionally, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. If the value of our assets declines, we may be unable to satisfy this test and we may be effectively prevented from making any new investments until we can satisfy this test, which may lead us to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness, at a time when such sales may be disadvantageous.

        Although we have not established a credit facility at this time, we may do so in the future. In connection with a credit facility, we would expect the lender to request a security interest or other claim against our portfolio. In the event of default under a credit facility, the lender may require us to sell some of our investments at times we would not consider advantageous and at prices that may differ from fair value as determined by our board of directors.

        The following table is designed to illustrate the effect on return to a holder of our common stock of the leverage created by our use of borrowing, at the weighted average annual interest rate of         % and assuming hypothetical annual returns on our portfolio of minus 10% to plus 10%. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses) (1)	(10.0)%	(5.0)%	0%	5.0%	10.0%
Corresponding Return to Common Stockholders (2)	%	%	%	%	%

(1)
The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the "Corresponding Return to Common Stockholders."

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

        Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference. We do not have any plans to issue preferred stock within the next 12 months.

The lack of liquidity in our investments may adversely affect our business.

        We anticipate that our investments generally will be made in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our Adviser has material non-public information regarding such portfolio company.

A majority of our investments will be in securities for which market quotations will not be available. A substantial portion of our portfolio investments will be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.

        The debt and equity securities in which we invest for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments. See "Discussion of Management's Expected Operating Plans—Critical Accounting Policies—Valuation of Portfolio Investments."

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

        As a business development company, we will be required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. The unprecedented declines in prices and liquidity in the corporate debt markets from 2008 through 2010 resulted in significant net unrealized depreciation in the portfolios of many existing business development companies, reducing their NAV. Depending on market conditions, we may face similar losses after we become a business development company, which could reduce our NAV and have a material adverse impact on our business, financial condition and results of operations.

Changes in interest rates could adversely affect our investments or our stockholders.

        General interest rate fluctuations may have a substantial negative effect on our investments and investment opportunities and, in such case, may have a material adverse effect on our investment objective and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. A significant change in market interest rates could have a material adverse effect on our net investment income in the event we used debt to finance investments. In periods of rising interest rates if we have debt outstanding that bears interest at variable rates, our cost of funds would increase, which could reduce our net investment income.

        You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments that bear interest at variable rates. For that reason, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our Adviser with respect to pre-incentive fee net investment income.

Initially, our portfolio will be concentrated in a limited number of portfolio companies; this concentration will subject us to a risk of significant loss if any of these companies defaults on its obligations.

        Initially, our portfolio will consist of investments in a limited number of portfolio companies. The number of portfolio companies may be higher or lower depending on the amount of our assets under management at any given time, market conditions and the extent to which we employ leverage, and will likely fluctuate over time. A consequence of this limited number of investments is that the aggregate returns we realize may be materially and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

        We may acquire securities that pay PIK interest. As a result of the PIK interest generated by these investments, the principal balances of the investments increases over time, which may result in an increase in our portfolio's concentration in these specific investments.

        In addition, investments in our portfolio are not rated by any rating agency. Debt in which we intend to invest in the future is typically not rated by any rating agency. We believe that if such investments were rated, the vast majority would be rated below investment grade due to speculative characteristics of the issuer's capacity to pay interest and repay principal. Our investments may result in an amount of risk, volatility or potential loss of principal that is greater than that of alternative investments. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could subject us to phantom income, and since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

If our Adviser is unable to manage our investments effectively, we may be unable to achieve our investment objective.

        Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of our Adviser to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of the Adviser's investment process and, in conjunction with its role as our administrator, its ability to provide competent, attentive and efficient services to us.

        The Adviser's senior management team is also the senior management team for PECM and may in the future manage other private funds. They may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our periodic operating results.

        We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as "passive foreign investment companies" and/or "controlled foreign corporations." The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

        We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

        Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We may be required to pay incentive fees on income accrued, but not yet reserved in cash.

        The portion of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against our Adviser.

We may not be able to pay you dividends and our dividends may not grow over time.

        We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company could limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

The highly competitive market in which we operate may limit our investment opportunities.

        A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies, other business development companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a business development company and the tax consequences of qualifying as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

        We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

We may need to raise additional capital to grow because we must distribute most of our income and such capital may not be available on favorable terms or at all.

        We may need additional capital to fund new investments and grow our investments once we have fully invested the proceeds of this offering. We may periodically access the capital markets by issuing debt or equity securities or borrowing from financial institutions in order to obtain this additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on favorable terms or at all. A reduction in the availability of new capital could limit our ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short term capital gains in excess of realized net long term capital losses, if any, to our stockholders each year to qualify for the federal income tax benefits provided to RICs under the Code. An inability to access the capital and credit markets successfully could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any, which may have an adverse effect on the value of our securities. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. As a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances. In addition, as a business development company, we are generally not permitted to issue common stock priced below NAV without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our NAV could decline.

We depend upon the Adviser's Investment Team for our future success, and if our Adviser loses any of these individuals or if our Adviser is unable to retain qualified personnel, our ability to achieve our investment objective could be significantly harmed.

        We depend on the Adviser's Investment Team, which includes Messrs. Gahan and Paasche, for the identification, final selection, structuring, closing and monitoring of our investments. These individuals are integral to our Adviser's asset management activities and have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on their continued service to our Adviser. The departure of any of the members of the Adviser's Investment Team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that our Adviser will remain our investment adviser or our administrator.

Our Adviser's liability will be limited under the Investment Advisory Agreement, and we have agreed to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner than it would when acting for its own account.

        Under the Investment Advisory Agreement, our Adviser will not assume any responsibility other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow our Adviser's advice or recommendations. Under the terms of the Investment Advisory Agreement, our Adviser, its officers, members, personnel, any person controlling or controlled by our Adviser will not be liable to us, any of our subsidiaries or any of our directors, members or stockholders for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our Adviser's duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify our Adviser and each of its officers, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person's duties under the Investment Advisory Agreement. These protections may lead our Adviser to act in a riskier manner than it would when acting for its own account.

Our Adviser can resign upon 60 days' notice, and a suitable replacement may not be found within that time, resulting in disruptions in our operations that could adversely affect our business, results of operations and financial condition.

        Under the Investment Advisory Agreement and Administration Agreement, our Adviser has the right to resign at any time upon 60 days' written notice, whether a replacement has been found or not. If our Adviser resigns, we may not be able to find a new investment adviser or administrator, as the case may be, or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not able to be found on a timely basis, our business, results of operations and financial condition and our ability to pay distributions are likely to be adversely affected and the market price of our common stock may decline. In addition, if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Adviser and its affiliates, the coordination of our internal management and investment activities is likely to suffer. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, results of operations and financial condition.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

        Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

There are significant potential conflicts of interest that could affect our investment opportunities and returns.

        The members of the senior management and investment teams, and Investment Committee of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the Adviser or its affiliates. For example, Messrs. Gahan and Paasche have and, following this offering, will continue to have management responsibilities for other investment funds, accounts or other investment vehicles managed by affiliates of the Adviser.

        Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, affiliates of the Adviser currently manage private funds and managed accounts that are seeking new capital commitments and may seek to pursue an investment strategy similar to our strategy, and we may compete with these and other entities managed by affiliates of the Adviser for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by principals of, or affiliated with, the Adviser.

        The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. The Adviser has agreed with our board of directors that allocations among us and other investment funds managed by affiliates of the Adviser will generally be made based on capital available for investment in the asset class being allocated.

        The appropriate allocation between us and any fund managed by Providence of expenses and fees generated in the course of evaluating and making investments that are not consummated, such as out-of-pocket fees associated with due diligence, attorney fees and the fees of other professionals, will be determined by the Adviser and its affiliates in their good faith discretion, subject to such regulatory guidance and regulations as may be applicable to such allocation arrangements.

        We expect that available capital for our investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

        In certain situations, we may invest on a side-by-side basis with one or more funds managed by Providence subject to the restrictions imposed on such co-investments by the 1940 Act. Any such side-by-side investments will be made on substantially the same terms and conditions, and are subject to compliance with applicable regulations and our allocation policy. Subject to certain exceptions, negotiated co-investments alongside one or more funds managed by Providence may be made only if we receive an order from the SEC permitting us to engage in such investments. We have not yet filed an application for such an order, and there can be no assurance that any such order will be obtained. Furthermore, in no event will we purchase securities of a company in which another fund managed by Providence holds an investment in another class of securities.

The Administration Agreement was not negotiated on an arm's length basis and may not be as favorable to us as it had been negotiated with an unaffiliated third party.

        The administration agreement was negotiated between related parties. Certain members of our board of directors have financial and other interests in this agreement that differs from those of our stockholders and, as a result, these conflicts of interests may have negatively impacted the negotiated terms of these agreements. Also, there is a risk we may choose not to enforce, or to enforce less vigorously, our rights and remedies under this agreement because of our desire to maintain our ongoing relationship with our Administrator and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

The Adviser may, from time to time, possess material non-public information, limiting our investment discretion.

        Members of our Adviser's senior management, Investment Team and Investment Committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, we could be prohibited for a period of time from purchasing or selling the securities of such companies by law or otherwise, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for our Adviser that are not fully aligned with the interests of our stockholders.

        In the course of our investing activities, we will pay management and incentive fees to the Adviser. These fees are based on our end-of-period gross assets. While not immediately paid, capital gains incentive fees will be accrued during the periods when the unrealized appreciation is recorded. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our end-of-period gross assets, the Adviser will benefit when we incur debt or use leverage. Additionally, under the incentive fee structure, the Adviser may benefit when capital gains are recognized and, because the Adviser determines when a holding is sold, the Adviser controls the timing of the recognition of such capital gains. However, any incentive fee accruals will be matched with the corresponding unrealized capital appreciation (depreciation) so that later investors do not bear the entire capital gain incentive fee accrual in the period of sale.

        Our board of directors is charged with protecting our interests by monitoring how the Adviser addresses these and other conflicts of interests associated with its management services and compensation. While they are not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review the Adviser's services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, the Adviser or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

        The part of the incentive fee payable to the Adviser that relates to our net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for the Adviser to the extent that it may encourage the Adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest. The Adviser may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because the Adviser is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

        Many of our portfolio investments are expected to be in the form of securities that are not publicly traded. As a result, the value of these securities will be valued at fair value as determined in good faith by our board of directors in accordance with a documented valuation policy, which adheres to Section 2(a)(41) of the 1940 Act and, in consultation with an independent third party valuation firm, as described above. See "Risk Factors—Risks Related to Our Business—A substantial portion of our portfolio investments will be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments." In connection with that determination, investment professionals from the Adviser prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the Adviser in our valuation process could result in a conflict of interest as the Adviser's management fee is based, in part, on our gross assets.

Conflicts related to other arrangements with our Adviser.

        We have entered into a license agreement with the Adviser under which the Adviser has agreed to grant us a non-exclusive, royalty-free license to use the name "Benefit Street Partners." See "Certain Relationships and Transactions." In addition, we will rent office space from the Adviser and pay to the Adviser our allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under the Administration Agreement, such as our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. This may create conflicts of interest that our board of directors must monitor.

You may have current tax liabilities on distributions you reinvest in our common stock pursuant to our distribution reinvestment plan.

        Under our distribution reinvestment plan, if you own shares of our common stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of our common stock, unless you opt out of the distribution reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution. If you have not "opted out" of the distribution reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your federal income tax liability on the value of the common stock received. See "Distribution reinvestment plan."

Our business is highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

        Our business is highly dependent on the communications and information systems of our Adviser and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and, consequently, negatively affect the market price of our common stock and our ability to pay dividends to our stockholders. In addition, because many of our portfolio companies operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

CERTAIN RISKS IN THE CURRENT ENVIRONMENT

Capital markets were recently in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which could have a negative impact on our business and operations.

        In 2007, the global capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacting the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent indicators suggest modest improvement in the capital markets, these conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions, we will not generally be able to issue and sell our common stock at a price below NAV per share. In addition, the debt capital that will be available, if at all, may be at a higher cost, and on less favorable terms and conditions in the future. Conversely, the portfolio companies in which we will invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition as we would experience reduced income or even experience losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

        Capital markets volatility also affects our investment valuations. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment to maturity). As a result, volatility in the capital markets can adversely affect the valuation of our investments.

The instability in the financial markets has led the U.S. Government to take a number of unprecedented actions and pass legislation designed to regulate and support certain financial institutions and numerous segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

        On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"). The Dodd-Frank Act, among other things, grants regulatory authorities such as the Commodity Futures Trading Commission ("CFTC") and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. The regulations adopted to date by these regulators have not had a material adverse effect on our business. However, several significant rulemaking initiatives have not been completed and these could have the effect of reducing liquidity or otherwise adversely affecting us or our investments. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce our profitability. The implementation of the Dodd-Frank Act could also adversely affect us by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase our exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on us and on our Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

        Additionally, federal, state, foreign, and other governments, their regulatory agencies or self regulatory organizations may take actions that affect the regulation of the securities in which we invest, or the issuers of such securities, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of our portfolio companies. Furthermore, volatile financial markets can expose us to greater market and liquidity risk and potential difficulty in valuing securities.

        At any time after the date hereof, legislation may be enacted that could negatively affect us or our portfolio companies. Changing approaches to regulation may have a negative impact on the entities in which we will invest. Legislation or regulation may also change the way in which we will be regulated. There can be no assurance that the Dodd-Frank Act or any future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair our ability to achieve our investment objective.

The recent downgrade of the U.S. credit rating and uncertainty about the financial stability of several countries in the European Union (EU) could have a significant adverse effect on our business, results of operations and financial condition.

        Due to long-term federal budget deficit concerns, on August 5, 2011 S&P downgraded the federal government's credit rating from AAA to AA+ for the first time in history. This downgrade could lead to subsequent downgrades by S&P, as well as to downgrades by the other two major credit rating agencies, Moody's and Fitch Ratings. These developments, and the government's credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our stock price and our financial performance.

        In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these EU "peripheral nations" to continue to service their sovereign debt obligations. Despite assistance packages to Greece, Ireland and Portugal, the creation of a joint EU-IMF European Financial Stability Facility in May 2010, and a recently announced plan to expand financial assistance to Greece, uncertainty over the outcome of the EU governments' financial support programs and worries about sovereign finances persist. Risks and ongoing concerns about the debt crisis in Europe could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may continue to affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. There can be no assurance that the market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not spread, nor can there be any assurance that future assistance packages will be available or, even if provided, will be sufficient to stabilize the affected countries and markets in Europe or elsewhere. To the extent uncertainty regarding the economic recovery continues to negatively impact consumer confidence and consumer credit factors, our business and results of operations could be significantly and adversely affected.

RISKS RELATED TO OUR INVESTMENTS

We may not realize gains from our equity investments.

        When we make a debt investment, we may acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

        We intend to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

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  have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

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  may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and changing market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of the Adviser's management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

        Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

To the extent original issue discount constitutes a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

        Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

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  Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability.

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  Original issue discount instruments may create heightened credit risks because the inducement to trade higher rates for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

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  For accounting purposes, cash distributions to stockholders representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income comes from the cash invested by the stockholders, the 1940 Act does not require that stockholders be given notice of this fact.

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  In the case of payment-in-kind, or PIK, "toggle" debt, the PIK election has the simultaneous effects of increasing the assets under management, thus increasing the base management fee, and increasing the investment income, thus increasing the incentive fee.

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  Original issue discount creates risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans or refinance debt at maturity, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which would have an adverse effect on our results of operations.

        Many of our portfolio companies are and may be susceptible to economic slowdowns or recessions, including the current economic conditions, and may be unable to repay our loans during such periods. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to file for bankruptcy protection, even though we or one of our affiliates may have structured our interest in such portfolio company as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court may re-characterize our debt holding as equity and subordinate all or a portion of our claim to claims of other creditors.

        Many of the loans in which we invest are not structured to fully amortize during their lifetime. Accordingly, if a borrower has not previously pre-paid its loan to us, a significant portion of the principal amount due on such a loan may be due at maturity. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital. If they are unable to raise sufficient funds to repay us or we have not elected to enter into a new loan agreement providing for an extended maturity, the loan will go into default, which will require us to foreclose on the borrower's assets, even if the loan was otherwise performing prior to maturity. This will deprive us from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

        As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, our board of directors may take into account the following types of factors, if relevant, in determining the fair value of our investments:

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  a comparison of the portfolio company's securities to publicly traded securities;

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  the enterprise value of a portfolio company;

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  the nature and realizable value of any collateral;

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  the portfolio company's ability to make payments and its earnings and discounted cash flow;

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  the markets in which the portfolio company does business; and

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  changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

        When an external event such as a purchase transaction, public offering or subsequent sale occurs, we will use the pricing indicated by the external event to corroborate its valuation. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Because we will generally not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

        We currently anticipate not taking controlling equity positions in our portfolio companies, although we are not precluded from doing so by the 1940 Act. If we do not acquire a controlling position in a portfolio company, we will be subject to the risk that the company may make business decisions with which we disagree, and the stockholders and management of the company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments. To the extent we take a controlling position in a portfolio company, our ability to interact with that company will be limited under the 1940 Act.

Our portfolio companies may incur debt that ranks above or equally with our investments in such companies.

        Our portfolio companies usually have, or may be permitted to incur, other debt that ranks above or equally with the debt securities in which we invest. In the case of debt ranking above debt securities in which we invest, we would be subordinate to such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and therefore the holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

        Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

        We may also invest in unsecured or subordinated debt, which could entitle secured creditors and creditors senior in ranking to receive payments of interest or principal on or before the dates on which we are entitled to receive such payments. Furthermore, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of claims ranking senior to ours in that portfolio company, or holders of secured assets of the portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying these creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of holders of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

        The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (1) the ability to cause the commencement of enforcement proceedings against the collateral; (2) the ability to control the conduct of such proceedings; (3) the approval of amendments to collateral documents; (4) releases of liens on the collateral; and (5) waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

        Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our initial investment.

        We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with business development company requirements or because we desire to maintain our RIC tax status.

Our ability to invest in public companies may be limited in certain circumstances.

        To maintain our status as a business development company, we are not permitted to acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Defaults by a borrower may cause the value of our investments to decrease.

        In the event of a default by a borrower, we might not receive payments to which it is entitled and thereby could experience a decline in the value of its investment in the borrower. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In the case of debt instruments that are secured by collateral, while our Adviser generally expects the value of the collateral to be greater than the value of such secured debt instruments, the value of the collateral may actually be equal to or less than the value of such debt instruments or may decline below the outstanding amount of such debt instruments subsequent to our investment. Our ability to have access to the collateral may be limited by bankruptcy and other insolvency laws. There is no assurance that the liquidation of the collateral securing a loan would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, we might not receive full payment on a secured loan investment to which it is entitled and thereby may experience a decline in the value of, or a loss on, the investment.

Our investments in lower rated loans and debt instruments including in unrated debt may subject us to greater risk of loss of principal and interest.

        We may invest in loans and other debt instruments that are rated below investment grade by the various credit rating agencies, or trade at a yield similar to non-investment grade debt (and in comparable non-rated loans). Loans and debt instruments rated in the lower rating categories are subject to greater risk of loss of principal and interest than higher-rated loans and debt instruments and are generally considered to be predominantly speculative with respect to the borrower's capacity to pay interest and repay principal. They are also considered to be subject to greater risk than investment grade rated debt instruments in the case of deterioration of general economic conditions. Because investors perceive that there are greater risks associated with such loans and debt instruments, the yields and prices of such loans and debt instruments may be more volatile than those for higher-rated loans and debt instruments. The market for lower-rated loans and debt instruments is thinner, often less liquid and less active than that for higher-rated loans and debt instruments, which may adversely affect the prices at which such loans and debt instruments may be sold and may even make it impractical to sell such loans or debt instruments.

Our ability to sell or otherwise exit investments in which affiliates of the Adviser also have an investment may be restricted.

        We may be considered affiliates with respect to certain of our portfolio companies, as discussed under "Portfolio Companies." Certain private funds advised by the principals of our Adviser also may hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under applicable regulations. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so may be limited. Although we intend to seek exemptive or other relief in relation to certain joint transactions, there is no assurance that we will obtain relief that would permit us greater flexibility in respect of future restructurings or other transactions that may be considered a joint enterprise.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

        We may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments. We may not realize gains from our equity investments.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

        The debt instruments held by us may be callable prior to maturity. Whether a debt instruments is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these debt instruments, having the debt instruments called early may reduce the achievable yield for us below the stated yield to maturity contained herein if the capital returned cannot be invested in transactions with equal or greater expected yields.

Our incentive fee may induce our Adviser to make certain investments, including speculative investments.

        The incentive fee payable by us to the Adviser may create an incentive for the Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Adviser is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage the Adviser to use leverage or take additional risk to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering, securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. In addition, the Adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, the Adviser may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to the Adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of the Adviser as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

        Our board of directors will endeavor to monitor these potential conflicts in connection with its oversight responsibilities.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss and may pay more than    % of our net capital gains because we cannot recover payments made in previous years.

        The Adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of     % of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

        Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Hedging transactions may expose us to additional risks.

        We may engage in currency or interest rate hedging transactions. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

        While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Furthermore, our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the CFTC.

The disposition of our investments may result in contingent liabilities.

        We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

RISKS RELATED TO OUR OPERATIONS AS A BUSINESS DEVELOPMENT COMPANY AND A RIC

Regulations governing our operation as a business development company may limit our ability to, and the way in which we, raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

        Our business will in the future require a substantial amount of capital in addition to the proceeds of this offering. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock), the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

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  Senior Securities.  As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank "senior" to common stock in our capital structure, resulting in preferred stockholders having separate voting rights and possibly rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

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  Additional Common Stock.  Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are generally not able to issue our common stock at a price below NAV without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our stockholders at prices per share less than the NAV per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

Any failure on our part to maintain our status as a business development company would significantly reduce our operating flexibility.

        If we do not maintain our status as a business development company, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly significantly decrease our operating flexibility. For additional information on the qualification requirements of a business development company, see "Regulation."

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

        Changes in the laws or regulations or the interpretations of the laws and regulations that govern business development companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

        As a business development company, we may not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets, which may prevent us from making certain investments that we would otherwise view as attractive opportunities. See "Regulation."

        We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if the investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to business development companies, which would have a material adverse effect on our business, financial condition and results of operations. Rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position). If, in order to make additional investments we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may have difficulty in such a case in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

        We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

        We may, however, invest alongside our Adviser and its affiliates' other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our Adviser's other clients as otherwise permissible under regulatory guidance, applicable regulations and the Adviser's allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by the Adviser and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made pro rata based on each account's capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

        In situations where co-investment with other funds managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other the Adviser's clients, the Adviser will seek to allocate investments in a fair and equitable manner. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by the Adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain "joint transactions" between entities that share a common investment adviser.

        We and the Adviser intend to seek exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and other funds managed by the Adviser and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief will seek an exemptive order permitting us to invest with funds managed by the Adviser or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment. There can be no assurance such exemptive relief will be granted.

We will incur significant costs as a result of being a publicly traded company.

        As a publicly traded company, we will incur legal, accounting and other expenses, which will be paid by us, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC. You will bear our expenses indirectly through your investment in our common stock.

We are an "emerging growth company" and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

        We currently are and following the completion of this offering expect to remain an "emerging growth company," as defined in the Jumpstart Our Business Startups Act, or the JOBS Act, signed into law on April 5, 2012 until the earlier of our fiscal year ending December 31, 2017 and the year in which our revenues first exceed $1 billion. While we are an emerging growth company, we may take advantage of certain reduced regulatory and reporting requirements, including exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that its independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting and exemption from any rules that may be adopted by the Public Company Accounting Oversight

Board requiring mandatory audit firm rotation or a supplement to the auditor's report on the financial statements. Although we are still evaluating the JOBS Act, we currently intend to take advantage of some or all of these reduced requirements and, as a result, some investors may consider our common stock less attractive, which could reduce the market value of our common stock.

We may be unable to establish and/or maintain an effective system of internal control over financial reporting and comply with Section 404 of the Sarbanes-Oxley Act and other related provisions of the U.S. securities laws.

        We will be required to file certain reports, including annual and quarterly periodic reports, under the Exchange Act. The SEC, as required by Section 404 of the Sarbanes-Oxley Act, adopted rules requiring every public company to include a management report on such company's internal control over financial reporting in its annual report, which contains management's assessment of the effectiveness of the company's internal control over financial reporting. In addition, an independent registered public accounting firm must attest to and report on management's assessment of the effectiveness of our internal control over financial reporting. Under the SEC's rules as currently in effect, Section 404 of the Sarbanes-Oxley Act will apply to our second annual report on Form 10-K. In addition, beginning with our first periodic report filed after we file our second annual report on Form 10-K, we will be required to report in each periodic report that we file with the SEC as to any changes in our internal control over financial reporting since the preceding fiscal quarter and the effectiveness and adequacy of our disclosure controls and procedures. The Adviser, in its role as administrator, will assist us with our Sarbanes-Oxley Act compliance efforts. Our reporting obligations under the U.S. securities laws will place additional burdens on our management, operational and financial resources and systems. To the extent that we are unable to establish and/or maintain effective internal control over financial reporting and/or disclosure controls and procedures, we may be unable to produce reliable financial reports and/or public disclosure, detect and prevent fraud and comply with our reporting obligations under the U.S. securities laws on a timely basis. Any such failure could harm our business and negatively affect the market value of your investment in our common stock. In addition, failure to achieve and maintain effective internal control over financial reporting and/or disclosure controls and procedures could result in the loss of investor confidence in the reliability of our financial statements and public disclosure and a loss of customers, which in turn could harm our business and negatively affect the market value of your investment.

We will become subject to U.S. Federal corporate-level income tax on all our income if we are unable to qualify as a regulated investment company under Subchapter M of the Code.

        Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2012 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

  •
  The Annual Distribution Requirement (as defined below) for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

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  The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

  •
  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

        If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

        For additional discussion regarding tax implications of a RIC, see "Material U.S. Federal Income Tax Considerations."

RISKS RELATING TO THIS OFFERING

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

        Prior to this offering, there has been no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock was determined through negotiations among us and the underwriters, and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. Therefore, our common stock may be more appropriate for long-term investors than for investors with shorter term investment horizons and should not be treated as a trading vehicle.

We are subject to market discount risk.

        As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above NAV or at, below or above the public offering price. Shares of closed-end management investment companies may trade at a discount to their NAV. The size of any potential discount will fluctuate over time. Our shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering because NAV will be reduced immediately following the initial offering by the sales load charge and organizational and selling expenses paid by us. Therefore, our common shares may be more appropriate for long-term investors than for investors with shorter investment horizons.

Our shares may trade at a substantial discount from NAV and may continue to do so over the long term.

        Shares of closed-end investment companies have traded at a market price that is less than the NAV that is attributable to those shares. The possibility that our shares of common stock will trade at a substantial discount from NAV over the long term is separate and distinct from the risk that our NAV will decrease. We cannot predict whether shares of our common stock will trade above, at or below our NAV. If our common stock trades below its NAV, we will generally not be able to issue additional shares or sell our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our NAV could decrease and our level of distributions could be impacted.

We may choose to pay dividends in part in our own common stock, in which case our stockholders may be required to pay federal income taxes in excess of the cash dividends they receive.

        We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under applicable provisions of the Code and Treasury regulations, if a stockholder has the right to elect to receive a dividend in cash or shares of the company's stock, such dividend is taxable to the stockholder even if such stockholder elects to receive the dividend in shares. Consistent with these rules, the Internal Revenue Service has issued private letter rulings concluding that dividends payable by RICs and real estate investment trusts in cash or in shares at the option of shareholders were taxable dividends eligible for the dividends paid deduction provided that at least 20% of the total amount of such dividend is payable in cash. We reserve the right to make distributions consistent with these rulings or other applicable authority. If too many stockholders elect to receive their distribution in cash, then each stockholder would receive a pro rata share of the amount of cash distributed and would receive the remainder of the distribution in shares of our common stock. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock. See the section entitled "Material U.S. Federal Income Tax Considerations."

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the time frame contemplated by this prospectus.

        Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other investment vehicles pursuing similar investment strategies. We may not be able to identify investments that meet our investment objective or ensure that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        We currently anticipate that, depending on market conditions, it may take us six to twelve months to invest all of the net proceeds of this offering in accordance with our investment objective. During this period, we expect to invest any unused portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we anticipate receiving on our portfolio investments. As a result, we may not be able to pay any distributions during this period or, if we are able to do so, such distributions may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested in accordance with our investment objective. In addition, until such time as the net proceeds of this offering are fully invested in accordance with our investment objective, the market price for our common stock may decline, such that the initial return on your investment may be lower than when, if ever, our portfolio is fully invested.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Investing in our common stock may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

Our common stock price may be volatile and may fluctuate substantially.

        As with any stock, the price of our common stock will fluctuate with market conditions and other factors. If you sell shares, the price you receive may be more or less than your original investment. NAV will be reduced immediately following our initial offering by the amount of the sales load and selling expenses paid by us. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of closed-end management investment companies, which are structured similarly to us, frequently trade at a discount from their NAV. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the offering.

        The market price and liquidity of the market for our common shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of business development companies or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to business development companies or RICs;

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  loss of RIC status;

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  changes in earnings or variations in operating results;

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  changes in the value of our portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of key personnel from our investment adviser;

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  operating performance of companies comparable to us;

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  general economic trends and other external factors; and

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  loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may disagree.

        We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Upon consummation of this offering, we will have                           shares of common stock outstanding (or                           shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Provision of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        Our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. Under our charter, our board of directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock. See "Description of our Capital Stock."

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        In addition to factors previously identified elsewhere in this prospectus, including the "Risk Factors" section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

  •
  our business prospects and the prospects of the companies in which we invest;

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  changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

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  our contractual arrangements and relationships with third parties;

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  our ability to leverage our competitive strengths;

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  our ability to successfully execute our investment strategy

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  the impact of increased competition;

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  our expected financings and investments;

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  the availability of favorable investment opportunities in the secondary market;

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  our ability to invest the proceeds from the offering within the time frames described in the prospectus;

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  the adequacy of our cash resources and working capital and the timing of cash flows, if any, from the operations of the companies in which we invest;

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  the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;

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  the ability of our Adviser to attract and retain highly talented professionals;

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  the impact of legislative and regulatory actions and reforms, including the impact of The Dodd-Frank Wall Street Reform and Consumer Protection Act on our business, and regulatory, supervisory or enforcement actions of government agencies relating to us or our Adviser;

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  actual and potential conflicts of interest with our Adviser and its affiliates;

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  the unfavorable resolution of legal proceedings;

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  the impact of legislative and regulatory actions relating to us or to the Adviser; and

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  the effect of changes to tax legislation and, generally, our tax position.

        This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve" and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions.

        Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which may change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

        Under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

 USE OF PROCEEDS

        We estimate that the net proceeds we will receive from the sale of             shares of our common stock in this offering will be approximately $             (or approximately $             if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $             per share of common stock, after deducting the sales load and estimated organization and offering expenses of approximately $             .

        We intend to use the net proceeds of this offering for new investments in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to twelve months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

        Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

 DISTRIBUTIONS

        We intend to make quarterly distributions to our stockholders commencing the first full calendar quarter following the quarter in which this offering is completed. Our quarterly dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

        We intend to elect to be treated as a RIC commencing with our 201   taxable year. To qualify as a RIC, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our net ordinary income for the calendar year; (2) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment, pay U.S. federal income tax on such amounts at regular corporate tax rates, and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        We intend to maintain an "opt out" distribution reinvestment plan for our common stockholders. As a result, if we declare a distribution, our stockholders' cash dividends will be automatically reinvested in additional shares of our common stock unless they specifically "opt out" of the distribution reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of common stock will generally be subject to the same federal, state and local tax consequences as if they received cash distributions. See "Distribution Reinvestment Plan."

 CAPITALIZATION

        The following table sets forth:

  •
  Our actual capitalization at                           , 2012.

  •
  Our pro forma capitalization to reflect the sale of             shares of our common stock in this offering at an assumed public offering price of $             per share, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $             .

        This table assumes no exercise of the underwriters' option to purchase additional shares. You should read this table together with "Use of Proceeds" and our balance sheet included elsewhere in this prospectus.

	Actual	Pro-Forma
Assets:
Cash and cash equivalents	$	$
Investments at fair value
Interest receivable
Other assets
Total assets	$	$
Liabilities:
Other liabilities	$	$
Total liabilities	$	$
Stockholders' equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; shares outstanding, actual; shares issued and outstanding, pro forma	$	$
Capital in excess of par value
Accumulated net loss	$	$
Total stockholders' equity	$
Net asset value per share		$

 DILUTION

        The potential dilution to investors in this offering would be represented by the amount by which the initial public offering price per share exceeds our pro forma NAV per share after the completion of this offering. NAV per share is determined by dividing our NAV, which is our gross assets less total liabilities, by the number of outstanding shares of common stock.

        After giving effect to the sale of             shares of our common stock in this offering at an assumed public offering price of $             per share and after deducting the underwriting discounts and commissions of approximately $             million and estimated offering expenses of approximately $              million, our pro forma NAV is expected to be approximately $              million, or approximately $             per share, representing an immediate decrease in NAV of $             per share, or $             , to shares of common stock sold in this offering.

        The following table illustrates the dilution to the shares on a per share basis, taking into account the assumptions set forth above:

Assumed initial public offering price	$
Pro forma , 2012 NAV before this offering	$
Decrease attributable to investors in this offering	$
Dilution to stockholders (without exercise of the over-allotment option)	$

DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS

        The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Special Note Regarding Forward-Looking Statements" appearing elsewhere herein.

Overview

        We are a newly organized finance company. We were formed in July 2011 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We will be managed by our Adviser, whose principals collectively have over 50 years of experience in the leveraged debt markets. Our Adviser is affiliated with Providence, a leading private equity firm focused on debt and equity investments in the Providence Focus Sectors, that manages funds through various affiliates with over $23 billion in commitments.

        Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by primarily investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities issued by private U.S. middle market companies. We intend to generally focus our investment activities on companies with leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and, when applicable, high-quality sponsors. We intend to build a diversified portfolio of investments.

        We intend to invest primarily in private U.S. middle market companies with approximately $5 million to $50 million of EBITDA. We expect that our investments will generally range between $5 million and $50 million, although the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. We believe that investing in the debt of private middle market companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with middle market companies. Because private middle market companies have limited access to capital providers, debt investments in private middle market companies typically carry above market interest rates and include better-than-market terms. As a result, we believe investments in private middle market companies result in attractive risk-adjusted returns.

        Our Adviser employs investment professionals focused on the direct origination of debt products. We intend to originate debt investments through an extensive, nationwide network of relationships. Specifically, our Adviser intends to source its investment opportunities through a combination of: (i) direct origination efforts of Providence's private equity team as a result of its contacts with middle market companies and experienced senior management teams; (ii) our Adviser's relationships with middle market sponsors and industry contacts; and (iii) Messrs. Gahan's and Paasche's long-standing relationships with Wall Street professionals, industry executives and strategic partners. Our Adviser also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks.

        We believe that the experience of our Adviser's investment professionals in working directly with borrowers to create customized financing solutions will enable us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. While we expect that a significant number of our investments will be in unsponsored, middle market companies, we believe that a combination of sponsored and unsponsored investments is important to having the most attractive opportunities across investment cycles. As a result, our nationwide origination efforts will target both private equity sponsors and referral sources of unsponsored companies.

        Unsponsored companies are either privately-held companies typically owned and controlled by entrepreneurs rather than private equity firms or those public companies with market capitalization less than $250 million. We believe that unsponsored middle market companies represent a large, attractive and less competitive investment opportunity for several reasons: (1) the number of unsponsored companies far exceeds the number of sponsored companies; (2) many investors focus primarily on sponsored companies; and (3) unsponsored middle market companies have more limited access to capital than sponsored companies. We also believe that investments in unsponsored companies will provide for the most attractive economics, alignment of interests with management and the greatest control for us as an investor.

        We intend to elect to be treated as a business development company under the 1940 Act prior to the pricing of this offering. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code commencing with our 201   taxable year. As a business development company, we will be required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.

Revenues

        We plan to generate revenue primarily in the form of interest payable and capital gains, if any, on the debt instruments that we invest in. We may also generate revenue from capital gains on direct equity investments we make, if any, or on warrants or other equity interests that we may acquire in portfolio companies. In some cases, the interest on our investments may accrue or be paid in the form of additional debt. The principal amount of the debt instruments and any accrued but unpaid interest will generally become due at their maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

        Our primary operating expenses will include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to our investment adviser, the Adviser, pursuant to our Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under our Administration Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See "Investment

Advisory Agreement." We will bear all other expenses of our operations and transactions, including (without limitation):

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  the cost of our organization and this offering;

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  the cost of calculating our NAV, including the cost of any third-party valuation services;

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  the cost of effecting sales and repurchases of our shares and other securities;

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  interest payable on debt, if any, to finance our investments;

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  fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

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  transfer agent and custodial fees;

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  fees and expenses associated with marketing efforts;

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  federal and state registration fees, any stock exchange listing fees;

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  federal, state and local taxes;

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  independent directors' fees and expenses;

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  brokerage commissions;

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  fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

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  direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

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  fees and expenses associated with independent audits and outside legal costs;

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  costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

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  all other expenses incurred by either the Adviser or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff.

Hedging

        To the extent that any of our senior loans and other investments are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in connection with settling them will be borne by us. Our ability to engage in hedging transactions may be adversely affected by recent rules adopted by the CFTC.

Financial Condition, Liquidity and Capital Resources

        We will generate cash from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including earnings on future investments, as well as interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. We may also fund a portion of our investments through borrowings from banks and issuances of senior securities, including before we have fully invested the proceeds of this offering.

        Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock, and the payment of operating expenses.

Distribution Policy

        We intend to make quarterly distributions to our stockholders commencing the first full calendar quarter following the quarter in which this offering is completed. Our quarterly dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

        We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC commencing with our 201   taxable year. To maintain our qualification as a RIC, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our net ordinary income for the calendar year; (2) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment, pay U.S. federal income tax on such amounts at regular corporate tax rates, and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        Our current intention is to make any distributions in additional shares of our common stock under our distribution reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See "Distribution Reinvestment Plan." If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Contractual Obligations

        We will have certain commitments pursuant to our Investment Advisory Agreement that we have entered into with the Adviser. We have agreed to pay a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. Payments under the Investment Advisory Agreement will equal to (1) a percentage of the value of our average end-of-period gross assets and (2) a two-part incentive fee. See "Investment Advisory Agreement." We have also entered into a separate Administration Agreement, pursuant to which the Adviser will also serve as our administrator. Payments under the Administration Agreement will equal to an amount based upon our allocable portion of the Adviser's overhead in performing its obligations under the Administration Agreement, including rent, fees, and other expenses inclusive of our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative staff. See "Administration Agreement."

        Our Investment Advisory Agreement and Administration Agreement may be terminated by either party without penalty upon not less than 60 days' written notice to the other. If either agreement is terminated, the costs we incur under a new agreement may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

Related Parties

        We will enter into agreements with the Adviser in which our senior management and members of the Adviser's Investment Committee may have an interest as a result of ownership and/or financial interests. Members of our senior management and the Adviser's Investment Committee also serve as principals of other investment managers affiliated with the Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.

        Prior to the completion of the initial public offering, we will enter into a staffing agreement with Providence and PECM (the "Staffing Agreement") whereby Providence and PECM will share certain employees to assist the Adviser.

        The Adviser will provide us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement. We will reimburse the Adviser for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff.

        In addition, our executive officers and directors and the members of Adviser and members of the Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates or with members of the Investment Committee. However, the Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other client. See "Policies and Procedures for Managing Conflicts" below. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could affect our investment opportunities and returns."

        The Adviser has agreed with our board of directors that allocations among us and other investment funds affiliated with the Adviser will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

     Policies and Procedures for Managing Conflicts

        Providence currently manages a number of private investment funds and intends to manage additional private investment funds. Certain funds managed by Providence may pursue investment opportunities similar to those that we intend to pursue. As a result, we may not be provided with the opportunity to fully invest in all investment opportunities available to Providence and us that would be suitable for us. To the extent that Providence or our Adviser is presented with an investment opportunity that would be appropriate for us and another fund managed by Providence, Providence may be faced with a conflict.

        As a result of the potential overlap in investment objectives between us and certain funds managed by Providence, our Adviser has adopted an allocation policy, approved by our board of directors, governing how such investment opportunities will be allocated. However, to the extent any funds managed by Providence or our Adviser seek investment opportunities similar to us, the scope of opportunities otherwise available to us may be reduced or otherwise adversely affected.

        We may also invest alongside our Adviser's other clients as otherwise permissible under regulatory guidance, applicable regulations and the Adviser's allocation policy. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. Under the Adviser's allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by the Adviser and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made on a pro rata basis in relation to each account's capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on factors such as:

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  the size, nature, risk profile and type of the investment opportunity (or, where applicable, the sale opportunity);

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  principles of diversification of assets, including, without limitation, in respect of geography, investment size and sector;

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  proximity to the end of the specified term or investment period, if applicable;

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  the investment strategies of each account;

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  cash availability and leverage capabilities of each account;

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  redemption requests received by each account;

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  applicable law; and

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  such other factors as the Adviser reasonably deems relevant.

        We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

        In situations where co-investment with other funds managed by our Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other the Adviser's clients, our Adviser will seek to allocate investments in a fair and equitable manner. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by the Adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain "joint transactions" between entities that share a common investment adviser.

        We and our Adviser intend to seek exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and other funds managed by the Adviser and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief will seek an exemptive order permitting us to invest with funds managed by the Adviser or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment. There can be no assurance such exemptive relief will be granted. See "Certain Relationships and Transactions" for additional information.

     License Agreement

        We have entered into a license agreement with our Adviser pursuant to which our Adviser has agreed to grant us a non-exclusive license to use the name and mark "Benefit Street Partners." Under this agreement, we have the right to use the "Benefit Street Partners" name for so long as the Adviser or one of its affiliates continues to serve as our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Benefit Street Partners" name.

Critical Accounting Policies

     Valuation of Portfolio Investments

        As a business development company, we generally will invest in illiquid securities including debt and equity investments of middle market companies. Investments for which market quotations are readily available will be valued using market quotations, which generally will be obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

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  our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

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  preliminary valuation conclusions are then documented and discussed with senior management of the Adviser;

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  to the extent determined by the audit committee of our board of directors, independent valuation firms engaged by us conduct independent appraisals and review the Adviser's preliminary valuations in light of their own independent assessment;

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  the audit committee of our board of directors reviews the preliminary valuations of the Adviser and independent valuation firms, if any, and, if necessary, responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

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  our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Adviser, the respective independent valuation firms and the audit committee.

        The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

        We will utilize an income approach to value our debt investments and a combination of income and market approaches to value our equity investments. With respect to unquoted securities, our board of directors, in consultation with an independent third party valuation firm, if any, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. For debt investments, we will determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. Our estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

        Investments in all asset classes will be valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&S comparables, our principal market (as the reporting entity) and enterprise values, among other factors.

        In September, 2006, the Financial Accounting Standards Board issued guidance related to Fair Value Measurements. This guidance defines fair value, establishes a framework for measuring fair value in U.S. Generally Accepted Accounting Principles, or GAAP, and expands disclosures about fair value measurements.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

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  Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

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  Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

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  Level 3:  Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        On October 10, 2008, revised guidance, which is now part of ASC 820—Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active, was issued. This revised guidance provides examples of how to determine fair value in a market that is not active. It did not change the fair value measurement principles set forth in ASC 820. Furthermore, on April 9, 2009, the FASB issued additional revised guidance which provides information on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. It also includes guidance on identifying circumstances that indicate a transaction is not orderly. According to this guidance in the above circumstances, more analysis and significant adjustments to transaction or quoted prices may be necessary to estimate fair value. In addition, it requires disclosure of any changes in valuation techniques and related inputs resulting from the application. The total effect of the change in valuation techniques and related inputs must also be disclosed by major asset category.

        In May 2011, the FASB issued Accounting Standards Update No. 2011-04—Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, or ASU 2011-04. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. The highest and best use valuation premise is only applicable to non-financial assets. Premiums or discounts based on the size of an entity's holding are not permitted in the fair value measurement. In addition, the disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; (2) a description of the valuation processes in place; and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities.

     Revenue Recognition

        We will record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual payment-in-kind, or PIK, interest which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue as a receivable interest on loans and debt investments if we determine that it is probable that we will not be able to collect such interest. Loans will be placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Upfront loan origination fees, original issue discount and market discount or premium are capitalized, and we then amortize such amounts as interest income using the effective yield method. We record prepayment premiums on loans and debt investments as interest income.

     Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

        We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront loan origination fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

     Federal Income Taxes

        As a RIC, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the "Annual Distribution Requirement"), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of: (1) at least 98.0 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2 percent of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and (3) income realized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement").

        While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

        Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

BUSINESS

About Benefit Street Partners BDC

        We are a newly organized finance company. We were formed in July 2011 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We will be managed by our Adviser, whose principals collectively have over 50 years of experience investing in the leveraged debt markets. Our Adviser is affiliated, through common ownership and employees, with Providence, a leading private equity firm focused on debt and equity investments in the Providence Focus Sectors, that manages funds through various affiliates with over $23 billion in commitments.

        Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by primarily investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities issued by private U.S. middle market companies. We intend to generally focus our investment activities on companies with leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and, when applicable, high-quality sponsors. We intend to build a diversified portfolio of investments. As we work to build and grow our portfolio, we may also make investments in syndicated debt opportunities.

        We intend to invest primarily in private U.S. middle market companies with approximately $5 million to $50 million of EBITDA. We expect that our investments will generally range between $5 million and $50 million, although the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. We believe that investing in the debt of private middle market companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with middle market companies. Because private middle market companies have limited access to capital providers, debt investments in private middle market companies typically carry above market interest rates and include better-than-market terms. As a result, we believe investments in private middle market companies result in attractive risk-adjusted returns.

        Investment professionals managing the Company's investments will be focused on the direct origination of debt products. We intend to originate debt investments through an extensive, nationwide network of relationships. Specifically, our Adviser intends to source its investment opportunities through a combination of: (i) direct origination efforts of Providence's private equity team as a result of its contacts with middle market companies and experienced senior management teams; (ii) our Adviser's relationships with middle market sponsors and industry contacts; and (iii) Messrs. Gahan's and Paasche's long-standing relationships with Wall Street professionals, industry executives and strategic partners. Our Adviser also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks.

        We believe that the experience of PECM and the Adviser's investment professionals in working directly with borrowers to create customized financing solutions will enable us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. While we expect that a significant number of our investments will be in unsponsored, middle market companies, we believe that a combination of sponsored and unsponsored investments is important to having the most attractive opportunities across investment cycles. As a result, our nationwide origination efforts will target both private equity sponsors and referral sources of unsponsored companies.

        Unsponsored companies are either privately-held companies typically owned and controlled by entrepreneurs rather than private equity firms or those public companies with market capitalization less than $250 million. We believe that unsponsored middle market companies represent a large, attractive and less competitive investment opportunity for several reasons: (1) the number of unsponsored companies far exceeds the number of sponsored companies; (2) many investors focus primarily on sponsored companies; and (3) unsponsored middle market companies have more limited access to capital than sponsored companies. We also believe that investments in unsponsored companies will provide for the most attractive economics, alignment of interests with management and the greatest control for us as an investor.

        We intend to elect to be treated as a business development company under the 1940 Act, prior to the pricing of this offering. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code commencing with our 201     taxable year. As a business development company, we will be required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.

About the Adviser's Affiliates

        Providence was founded in 1989 and is a leading sector-focused private equity firm with a global franchise in the media, entertainment, communications and information sectors. Providence has both an active private equity portfolio and an active debt portfolio.

        Providence has maintained an active private equity portfolio over the course of its 23 year history. Since inception, Providence's private equity team has invested in more than 100 companies across seven funds. The most recent equity fund with a final close, Providence VI, closed in 2007 with more than $12 billion of capital commitments. Providence's private equity team consists of approximately 237 employees, including 85 investment professionals located throughout six offices worldwide in Providence, New York, London, Hong Kong, New Delhi and Beijing.

        Providence has a successful history of debt investing and began making debt investments in March 2008. In the years leading up to the credit crisis, Providence believed that its sector-focused approach, which had proven successful in private equity, could also be used to take advantage of opportunities in the debt markets. However, because of the nuances of credit versus equity investing, Providence realized that it would benefit from a dedicated credit team to focus solely on the opportunities in the debt markets. With the dislocation in the leveraged loan and high-yield markets beginning in late 2007, Providence saw an opportunity to raise and allocate capital towards what it believed to be an attractive opportunity in the credit markets. Further, Providence believed that its depth of sector expertise combined with strong capital markets capabilities would result in a unique competitive advantage. Therefore, in early 2008, Providence allocated up to 10% of its $12.1 billion private equity fund to debt opportunities, then subsequently raised its first dedicated debt fund, and later established PECM.

        In September 2008, Providence hired Thomas J. Gahan to formally establish PECM as Providence's debt investment platform. Prior to joining Providence, Mr. Gahan held a number of senior management positions at Deutsche Bank AG, or Deutsche Bank, including: CEO of Deutsche Bank Securities, Global Head of Capital Markets and Head of Corporate and Investment Banking in the Americas. Upon establishing PECM, Mr. Gahan assembled a leadership team that had managed credit portfolios representing in excess of $25 billion in assets while working together at Deutsche Bank.

        In late 2008, Mr. Gahan hired Michael Paasche to assist with growing Providence's debt investment platform. Prior to joining Providence, Mr. Paasche held various senior management positions at Deutsche Bank, including Global Head of Leveraged Finance and the Global Head of Leveraged Loan Portfolio, which included the Work-outs Group.

        In early 2010, Mr. Gahan hired David Manlowe to further strengthen Providence's debt investment platform. Prior to joining Providence, Mr. Manlowe held various senior management positions at Deutsche Bank, including Chief Operating Officer of Global Capital Markets and served as Chairman of Global Banking Equity Investment Committee and Global Capital Markets Compensation Committee at Deutsche Bank.

        Providence's debt investment team currently manages approximately $4 billion of assets through the following funds, in addition to a separate account: (i) Providence VI (debt allocation); (ii) Providence TMT Special Situations Fund L.P.; and (iii) Providence TMT Debt Opportunity Fund II L.P. Providence's debt investment team consists of approximately 32 employees, including 15 investment professionals who manage a debt portfolio consisting of over 120 active issuers based in 19 countries that operate within 17 different industry sectors.

About the Adviser

        Our Adviser will primarily consist of the investment professionals that staff Providence's debt investment team, PECM. Messrs. Gahan and Paasche will lead the Adviser's Investment Team and will initially make up its Investment Committee. Our Adviser was organized in February 2011 and registered as an investment adviser in November 2011. Mr. Gahan, together with other senior investment professionals from Providence, control the Adviser and will be supported by a dedicated team of 13 experienced investment professionals, or the Investment Team. The Adviser will be responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

        The members of the Investment Team have extensive experience structuring, negotiating, and executing debt financings, both as lender and as borrower. Messrs. Gahan and Paasche each has nearly 25 years of experience in leveraged lending, mezzanine investing, high-yield financing and special situations, secondary debt and private equity investing. Messrs. Gahan and Paasche have worked together at Providence since 2008 and, prior to that, at Deutsche Bank since 1999. Investment professionals managing the Company's investments will be focused on direct origination of debt products as well as coverage of middle market lenders, financial advisors, and leading middle market private equity investment firms.

        We believe the industry expertise and extensive network and strategic relationships of Messrs. Gahan and Paasche and the members of Providence's debt investment team provide us with a distinct competitive advantage in sourcing transactions by permitting us to generate proprietary deal flow, often uncovering or developing attractive investment opportunities before these deals come to the attention of other investors.

        Across all of its activities, our Adviser places significant emphasis on risk management. This is achieved not only through judicious investment decisions but also by an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio monitoring. Our Adviser believes it has the personnel and the appropriate systems and other resources necessary to effectively monitor and manage business, portfolio, and financial risk.

        The Adviser also serves as our administrator, leases office space to us and provides us with equipment and office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Market Opportunity

        We believe that the prevailing investment environment presents a compelling case for investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt) of middle market companies. The following factors represent the key drivers of our focus on this attractive market segment:

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  Large and Growing Target Market.  According to the U.S. Census Bureau in its 2007 economic census, there were approximately 176,000 small and middle market companies in the United States with annual revenues between $10 million and $100 million, compared with 20,000 companies with revenues greater than $100 million. We believe that these middle market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle market companies have generated a significant number of investment opportunities for investment funds managed or advised by PECM, and we believe that this market segment will continue to produce significant investment opportunities for us.

    The global credit crisis has further increased the number of potential transactions available to us, as traditional sources of credit have diminished. We believe reduced competition among lenders and increased deal flow should allow us to be even more selective in our underwriting process. In addition, our ability to work directly with borrowers to create customized financing solutions enables us to generate excess returns.

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  Reduced Availability of Financing for U.S. Middle Market Companies.  We believe that dislocations in the capital markets during the global credit crisis between mid-2007 and mid-2009 have reduced the amount of credit available to middle market companies. We believe that much of the traditional lending community for middle market companies, such as commercial/regional banks, investment banks, commercial finance companies, hedge funds and collateralized loan obligations, have contracted and/or eliminated their origination activities in the wake of this period of credit dislocation or focused on more liquid asset classes. In addition, a 2010 Congressional Oversight Panel report concluded that 3,000 small U.S. banks either have or may need to curtail lending due to financial stresses, further restricting access to capital for middle market borrowers, and, when implemented, Basel III, published by the Basel Committee on Banking Supervision, is expected to limit the ability of commercial banking institutions to hold non-investment grade leveraged loans on their balance sheets.

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  Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle market companies. For example, based on the experience of our Adviser's Investment Team, lending to private U.S. middle market companies (i) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (ii) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle market and

    (iii) may also require more extensive ongoing monitoring by the lender. As a result, middle market companies historically have been served by a limited segment of the lending community.

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  Significant Refinancing Requirements.  A significant amount of U.S. debt begins to mature between 2012 and 2015, much of which we believe is associated with a large number of middle market leveraged mergers and acquisitions completed from 2005 to 2008. In many cases, we expect that this debt will need to be refinanced by borrowers. We believe the loss of the lending capacity in the middle market combined with the need for borrowers to refinance existing indebtedness over the next several years will create significant lending opportunities for us. According to the Thomson Reuters LPC Middle Market 1Q 12 Review, there is approximately $88 billion of middle market loans maturing in the remainder of 2012.

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  Attractive Relative Value Proposition.  We believe that directly originated middle market loans often exhibit superior default and loss characteristics compared to broadly syndicated debt, which are often structured with higher levels of debt and a lower percentage of equity contributed. Based on our analysis of S&P Credit Pro data, it is our view, that over the past several years, middle market loans have experienced lower historical default rates and higher recovery rates than broadly syndicated debt. Moreover, after peaking in the first quarter of 2010, we believe that overall default rates on middle market loans have declined significantly over the past year.

    We believe that middle market loans' higher yield compared to broadly syndicated debt is largely driven by the reduced access to, and availability of, credit for U.S. middle market borrowers, thereby creating an attractive risk-return dynamic for lenders. As a result, we believe that the debt of such borrowers typically carries higher interest rates and offers more substantial up-front fees, thereby providing us with many investment opportunities.

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  Conservative Capital Structures and Increased Percentage of Equity Contributed.  We believe that lenders generally are requiring borrowers to hold more equity as a percentage of their total capitalization and less senior and total leverage than was customary in the years leading up to the credit crisis, creating a greater amount of equity to protect lenders against future economic downturns. We believe that lower leverage levels in mergers and acquisitions executed in the middle market suggest that middle market companies should have more cash flow available to them to service their debt.

Competitive Strengths

        We believe that we have the following competitive advantages over other middle market lenders:

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  Experienced Investment Team.  Our Adviser's investment team will be led by Thomas J. Gahan and Michael E. Paasche. Messrs. Gahan and Paasche each has nearly 25 years of investing experience, including the previous 12 years working together, through multiple business and credit cycles, investing across the entire capital structure. Together, they provide us with access to a wide range of business, banking, legal and other contacts from which we may receive proprietary deal flow, as well as expertise relating to the structuring, origination, evaluation and monitoring of debt investments. We believe the combination of Messrs. Gahan and Paasche's expertise and the experience of the other investment professionals of the Adviser provides the Adviser with a competitive advantage in sourcing, structuring and evaluating investment opportunities. This competitive advantage is furthered by the extensive relationships with industry executives, senior advisors and strategic partners maintained by Providence and the Adviser.

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  Focus on Direct Origination.  We expect that a significant number of our investments will be in unsponsored transactions directly to middle market companies that we believe are underserved by the traditional banking system, although we also may source transactions via the private equity sponsor channel. Our Adviser employs investment professionals focused on the direct origination of debt products. We intend to originate debt investments through an extensive, nationwide network of relationships. Specifically, our Adviser intends to source its investment opportunities through a combination of: (i) direct origination efforts of Providence's private equity team as a result of its contacts with middle market companies and experienced senior management teams; (ii) our Adviser's relationships with middle market sponsors and industry contacts; and (iii) Messrs. Gahan's and Paasche's long-standing relationships with Wall Street professionals, industry executives and strategic partners. Our Adviser also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks.

    The global credit crisis has further increased the number of potential transactions available to us, as traditional sources of credit have diminished. We believe reduced competition among lenders and increased deal flow should allow us to be even more selective in our underwriting process. In addition, our ability to work directly with borrowers to create customized financing solutions enables us to generate excess returns.

    We believe that the experience of the Adviser's investment professionals in working directly with borrowers to create customized financing solutions will enable us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. We believe unsponsored transactions typically provide better returns compared with deals originated through other intermediaries.

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  Leading U.S. Platform Provides Access to Proprietary Relationship-Based Deal Flow.  Our Adviser has an expansive nationwide network of relationships, including access to management teams from the over 40 current Providence private equity portfolio companies and senior managers from among the more than 60 former Providence private equity portfolio companies. In addition, our Adviser will benefit from Providence's relationships with middle market lenders, accounting firms, financial and legal advisors, and restructuring professionals. Providence's investment professionals, senior advisors and operating partners generate proprietary deal flow, often uncovering or developing attractive investment opportunities before these deals come to the attention of intermediaries or other investors. In addition, members of the Adviser have strong networks and personal relationships with senior leveraged finance professionals at all of the major commercial and investment banks in addition to contacts at a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers. Providence is commonly sought out as a strategic partner as its capital investments are often highly tailored and structured to meet the needs of management.

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  Access to Providence's Substantial Resources.  Providence has a 23-year history of investing across multiple business cycles. Providence's private equity team consists of approximately 237 employees, including 85 investment professionals located throughout six offices worldwide in Providence, New York, London, Hong Kong, New

    Delhi and Beijing. Providence's debt investment team consists of approximately 32 employees, including 15 investment professionals who manage a debt portfolio with approximately $4 billion in assets under management consisting of over 120 active issuers based in 19 countries that operate within 17 different industry sectors. We expect to benefit from access to Providence's expansive resources which will provide industry contacts, research and timely market intelligence.

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  Disciplined Investment, Underwriting and Monitoring Process.  The Adviser intends to utilize the established investment process of Providence's debt investment team for reviewing lending opportunities, structuring transactions and monitoring investments. Using Providence's debt investment team's disciplined approach to lending, our Adviser will seek to minimize credit losses through effective underwriting, comprehensive due diligence, and the careful structuring of covenant packages. Historically, Providence's debt investment team has employed a highly selective approach to investing. Our Adviser will plan to use the same credit criteria that has been employed by the Providence debt investment team which includes:

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  Focus on companies with leading market positions, significant asset or franchise values, strong fee cash flow, experienced senior management teams, and, when applicable, high-quality sponsors;

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  Engage in extensive financial accounting, legal and environmental due diligence; and

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  Select companies with conservative capital structures.

    Following each investment, our Adviser will implement a regimented credit monitoring system consistent with the current system employed by Providence's debt investment team. This careful approach, which involves (i) ongoing sector review and analysis (ii) contact with portfolio companies, (iii) monitoring price movements of comparative industry sets, and (iv) maintenance of proper risk weighting, by our Adviser's team of experienced investment professionals, will enable us to identify problems early and to assist borrowers and work with other lenders before they face difficult liquidity constraints.

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  Proven Risk Management.  We intend to continue the successful asset management process employed by Providence's debt investment team. Although our investments initially will be primarily in the Providence Focus Sectors, we expect that our investments will be diversified by company type, asset type, transaction size and industry. We will utilize a systematic underwriting process involving rigorous due diligence, third-party reports and Investment Committee approval. Following the closing of each transaction, our Adviser will implement a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process will be provided by third parties, including, as applicable, the following: forensic accountants, valuation specialists, legal counsel, fund administrators and loan servicers.

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  Proven, Established Infrastructure.  We believe the breadth and depth of our investment team's experience, together with the wider resources of Providence, which has an established infrastructure to source, structure, execute and monitor portfolio company investments, provides us with a significant competitive advantage in managing and growing the Company. We expect to benefit from the management experience of Messrs. Gahan, Paasche and Manlowe who, together, have over 70 years of experience in investment management and the investment banking industry. Specifically, we believe we will benefit from Mr. Manlowe's experience serving in the role of chief operating officer at both PECM and Deutsche Bank's Global Capital Markets division over the past five years, collectively.

Investment Strategy

        Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by primarily investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities issued by private U.S. middle market companies with approximately $5 million to $50 million of EBITDA. We expect that our investments will generally range between $5 million and $50 million, although we expect that the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.

        We believe that the experience of the Adviser's investment professionals in working directly with borrowers to create customized financing solutions will enable us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. We believe unsponsored transactions provide better returns compared with deals originated through other intermediaries. While we expect that a significant number of our investments will be in unsponsored, middle market companies, we believe that a combination of sponsored and unsponsored investments is important to having the most attractive opportunities across investment cycles, and to that end our nationwide origination efforts will target both private equity sponsors and referral sources of unsponsored companies.

        We will seek to invest in fundamentally sound middle market companies with strong management teams that maintain a strong alignment of interests in their business and are seeking capital to grow the company but do not have access to the broad capital markets, thus driving terms and conditions and positioning ourselves to benefit from the long-term growth of our investments. Our strategy includes an intensive and proactive sourcing of transactions by the Adviser who targets investments in unsponsored middle market companies. As a result, we primarily will work directly with unsponsored, middle market companies rather than rely on sponsors for our origination pipeline. Unsponsored companies are either privately-held companies typically owned and controlled by entrepreneurs rather than private equity firms or those public companies with market capitalization less than $250 million. We believe that unsponsored middle market companies represent a large, attractive and less competitive investment opportunity for several reasons: (1) the number of unsponsored companies far exceeds the number of sponsored companies; (2) many investors focus primarily on sponsored companies; and (3) unsponsored middle market companies have more limited access to capital than sponsored companies. We also believe that investments in unsponsored companies will provide for the most attractive economics, alignment of interests with management and the greatest control for us as an investor.

        We believe that a critical and differentiating factor of our investment strategy is our ability to conduct detailed operational and strategic due diligence from the point of view of an owner and operator in addition to strong fundamental and detailed credit analysis from the point of view of a financial investor or lender. We believe that this analytical approach, which couples a deep understanding of a company's income and cash flow statements and the opportunities and risks associated with it, with a comprehensive balance sheet analysis, facilitates an investment discipline that is biased towards stronger and more stable companies. We believe the broad operating experience and skills of our Adviser's investment professionals complement and enhance its extensive credit-focused experience.

        We will develop potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. However, because these private debt transactions are structured to provide the lender with contractually determined, periodic payments of principal and interest, they are less likely to depend generally on the existence of robust merger and acquisitions or public equity markets to deliver returns. We believe, as a result, that we can achieve our target returns even if public markets remain challenging for a long period of time.

Investment Structure

        We expect to primarily invest in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities issued by private U.S. middle market companies. We believe that investing in the debt of private middle market companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with middle market companies. Because private middle market companies have limited access to capital providers, debt investments in private middle market companies typically carry above market interest rates and include better-than-market terms. As a result, we believe investments in private middle market companies result in attractive risk-adjusted returns.

        Once the Adviser has determined that a prospective portfolio company is suitable for investment, it will work with the management of that company and its other capital providers to structure an investment. In the case where we are acting as the lead agent, our Adviser will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company's capital structure. In the case where we are not acting as the lead agent, our Adviser will work with the lead agent to agree on how our investment is expected to perform relative to the other capital in the portfolio company's capital structure.

     Secured Debt

        Secured debt, including senior secured debt, unitranche debt and second lien debt, will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such debt and will typically have maturities of three to ten years.

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  Senior Secured Debt.  Senior secured debt will be structured with first-priority liens on the assets of the borrower. Senior secured debt will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such debt. This collateral will take the form of first-priority liens on the assets of the borrower. Senior secured debt may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Under market conditions as of the date of this prospectus, we expect that the interest rate on senior secured debt will range between 5% and 8% over applicable LIBOR.

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  Unitranche Debt.  Unitranche debt will be structured as senior secured debt, including first priority liens on an issuer's assets as discussed above. Unitranche debt typically provides for moderate loan amortization in the initial years of the facility, with the majority of the principal payment deferred until loan maturity. Since unitranche debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In some cases, we will be the sole lender, or we together with our affiliates will be the sole lender, of unitranche debt, which can provide us with more influence interacting with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance. Under market conditions as of the date of this prospectus, we expect that the interest rate on unitranche debt will range between 8% and 12% over applicable LIBOR.

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  Second Lien Debt.  Second lien debt will be structured as junior, secured debt, including second priority liens on an issuer's assets. This debt typically provides for moderate loan amortization in the initial years, with the majority of the amortization deferred until maturity. Under market conditions as of the date of this prospectus, we expect that the interest rate on second lien debt will generally range between 8% and 12% over applicable LIBOR.

     Unsecured Debt

        Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to the borrower's secured indebtedness (to the extent of the collateral securing such indebtedness) and will typically have maturities of three to ten years.

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  Senior Unsecured Debt.  Senior unsecured debt will be structured as debt that ranks senior in right of payment to any of the borrower's unsecured indebtedness that is contractually subordinated to such debt. This debt generally provides for fixed interest rates and amortizes evenly over the term of the loan. Senior unsecured debt is generally less volatile than subordinated debt due to its priority to creditors over subordinated debt. Under market conditions as of the date of this prospectus, we expect the interest rate on senior unsecured debt will generally range between 10% and 14%.

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  Subordinated Debt.  Subordinated debt will be structured as unsecured, subordinated debt that provides for relatively high, fixed interest rates that provides us with significant current interest income. This debt typically will have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with amortization of principal deferred to maturity. Subordinated debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated debt is generally more volatile than secured debt and may involve a greater risk of loss of principal. Subordinated debt often includes a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the debt. Under market conditions as of the date of this prospectus, we expect the interest rate on subordinated debt will generally range between 11% and 17%.

     Equity Securities

        In connection with some of our debt investments, we will also invest in preferred or common stock or receive nominally priced warrants or options to buy an equity interest in the portfolio company. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such equity investments and warrants to include provisions protecting our rights as a minority-interest holder, as well as a "put," or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

        We tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We seek to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board under some circumstances or participation rights;

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  selecting investments that we believe have a very low probability of loss; and

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  structuring instruments with call protection when possible, in turn providing a certainty of income.

        Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

        We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if an event occurs that impacts our long term view of the investment, such as an acquisition, recapitalization or a decline in operating performance that degrades the credit profile of the portfolio company.

        In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include high-yield bonds, private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Investment Criteria/Guidelines

        Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by primarily investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities issued by private U.S. middle market companies. We intend to generally focus our investment activities on companies with leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and, when applicable, high-quality sponsors. We intend to build a diversified portfolio of investments.

        We expect to primarily invest in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt) as well as related equity securities made primarily to private U.S. middle market companies with approximately $5 million to $50 million of EBITDA. Our business model is focused primarily on originating debt investments through Providence's debt investment team's extensive, nationwide network of relationships with private equity investment firms, other middle market lenders, financial advisors and experienced senior management teams. We expect that our investments will generally range between $5 million and $50 million, although we expect that the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity.

        We plan to target primarily private middle market companies within a wide range of industries, including the Providence Focus Sectors, which have limited access to the broad capital markets and are in need of capital to grow their businesses. We will seek to partner with strong management teams executing long-term growth strategies. Target businesses will typically exhibit some or all of the following characteristics:

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  A substantial equity cushion in the form of capital ranking junior to our investment;

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  Sustainable leading positions in their respective markets;

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  Scalable revenues and operating cash flow;

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  Experienced management teams with successful track records;

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  Stable, predictable cash flows with low technology and market risks;

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  Diversified product offering and customer base;

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  A North American base of operations;

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  Strong customer relationships;

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  Products, services or distribution channels having distinctive competitive advantages; and

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  Defensible niche strategy or other barriers to entry.

        While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be necessarily met by each prospective portfolio company.

Investment Process Overview

        We view our investment process as consisting of six distinct phases described below:

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  Sourcing/Identification.  Our Adviser employs investment professionals focused on the direct origination of debt products. We intend to originate debt investments through an extensive, nationwide network of relationships. Specifically, our Adviser intends to source its investment opportunities through a combination of: (i) direct origination efforts of Providence's private equity team as a result of its contacts with middle market companies and experienced senior management teams; (ii) our Adviser's relationships with middle market sponsors and industry contacts; and (iii) Messrs. Gahan's and Paasche's long-standing relationships with Wall Street professionals, industry executives and strategic partners. Our Adviser also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks. The Adviser will employ a rigorous investment process that involves several steps and a thorough analysis of the target portfolio company. Comprehensive joint industry and sector reviews, primarily focusing on debt opportunities in middle market companies will be completed on an ongoing basis in order to identify potential candidates. We believe the Adviser's Investment Team's strength and breadth of relationships across a wide range of markets will generate numerous financing opportunities, which should enable the Adviser to be highly selective in recommending investments.

  •
  Analysis.  The Adviser intends to utilize the systematic, consistent approach to credit evaluation employed by Providence's debt investment team. The Adviser will conduct a rigorous, detailed analysis of prospective investments. Once a potential investment is identified, financial modeling is introduced in the early stages of the investment process. For each potential investment, a highly detailed and forward-looking financial model with full projections will be built. The projections incorporate the Adviser's macro views, sector analysis and individual company fundamentals; these projections are a key driver for all subsequent steps in the investment process. Meanwhile, historical financials are thoroughly reviewed, with a focus on analyzing the company's operating performance and ability to generate free cash flow.

    Covenant negotiating and structuring is an important step when analyzing a potential opportunity. The increasing complexity of capital structures requires a multi-faceted analytical process. The Adviser will conduct an extensive scenario analysis to stress-test covenants. In addition, thoughtful structuring is often crucial to discovering unique opportunities while also maintaining proper protection. The Adviser's Investment Team has deep structuring and restructuring expertise across all credit products.

    In conducting due diligence, the Adviser will draw upon the knowledge and expertise of the members of the Investment Team. Our due diligence typically will include performing detailed analyses of prospective investments based on a comprehensive review of historical and prospective financial information and the company's industry, market, operational, financial, organizational and legal position and prospects. Our due diligence of management will typically include review of the quality, breadth and depth of the company's management, their compensation and their equity incentives. In addition, for newly originated investments, our diligence process may also include interviews with management, employees, customers and vendors of the potential portfolio company, on-site visits and background checks.

  •
  Valuation.  Proprietary valuation assessment, both of companies and of debt instruments, is another important step in the investment process. The Adviser will employ a valuation methodology to generate proprietary valuations, which we compare to market pricing across the capital structure in order to identify the best opportunities. Investments that appear to offer the best potential risk-adjusted returns are then selected for consideration.

  •
  Approval.  In executing transactions for us, the Adviser will utilize the due diligence process employed by Providence's debt investment team. Through a consistent approach to credit evaluation and careful attention to the details of execution, the Adviser will seek to close deals as fast or faster than competitive financing providers while maintaining discipline with respect to credit, pricing and structure to ensure the ultimate success of the financing. Upon completion of due diligence, the investment professionals working on a proposed portfolio investment will deliver a memorandum to the Investment Committee, which will determine whether to pursue the potential investment. Once an investment has been approved by our Investment Committee, if we are the lead agent, it will move through a series of steps, including initial documentation using standard document templates and the establishment of negotiating boundaries, final documentation, including resolution of business points and the execution of original documents held in escrow. Upon completion of final documentation, a loan is funded after execution of a final closing memorandum.

  •
  Monitoring.  After an investment is made, the Adviser will assign a senior analyst and a junior analyst to monitor each position on a continuing basis. We view active portfolio monitoring as a vital part of our investment process. We consider regular dialogue with company management and sponsors as well as detailed, internally generated monitoring reports to be critical to our performance. Ongoing, collaborative industry and sector reviews are conducted by the Investment Team and an active, up-to-date model is maintained. As part of the monitoring process, Adviser has developed risk policies pursuant to which it will regularly assess the risk profile of each of our investments and will rate each of them based on the following categories, which we refer to as "Internal Risk Ratings:"

Investment Rating	Summary Description
1	Performing at or above plan.
2	Watch/minor risk. Portfolio company operating below plan but in compliance with financial covenants and performance expected to improve.
3	Significant risk. Portfolio company performing materially below plan and may be in default of financial covenants. Loss of principal not expected but returns likely impaired.
4	Potential impairment. Focus is on preservation of capital.

        The Adviser will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. For any investment rated 2, 3 or 4, the Adviser will increase its level of focus and prepare regular updates for the Investment Committee summarizing current operating results, material impending events and recommended actions.

        The Adviser will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. In connection with our quarterly valuation process, our investment adviser will review these investment ratings on a regular basis.

  •
  Exit.  Finally, the Adviser's investment process consists of a comprehensive assessment of transaction exits under multiple scenarios and timelines. As various scenarios unfold, the investment team monitors the relationship between executable exit value (where one exists) and a proprietary assessment of intrinsic value, derived as part of the Adviser's investment process. In many cases, investments are made with an expectation of an exit through a refinancing or maturity of the asset owned. Where applicable, the

    Adviser would consider exiting a position if it was believed that the exit value exceeded its assessment of intrinsic value.

Investment Committee

        The purpose of our Investment Committee is to evaluate and approve all of our investments, subject at all times to the oversight of our board of directors. The Investment Committee process is intended to bring the diverse experience and perspectives of the committee's members to the analysis and consideration of each investment. Our Investment Committee currently consists of Messrs. Gahan and Paasche. The Investment Committee will seek to provide investment consistency and adherence to our core investment philosophy and policies. The Investment Committee will also determine appropriate investment sizing and suggests ongoing monitoring requirements.

        In addition to reviewing investments, Investment Committee meetings will serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow will be reviewed on a regular basis. Members of the investment team will be encouraged to share information and views on credits with the Investment Committee early in their analysis. We believe this process will improve the quality of the analysis and assist the deal team members in working more efficiently.

        Each transaction will be presented to the Investment Committee in a formal written report. All of our new investments must be unanimously approved by the Investment Committee. Each member of the Investment Committee performs a similar role for the existing funds managed by Providence.

Managerial Assistance

        As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may also receive fees for these services. In its role as administrator, the Adviser will provide, or arrange for the provision of, such managerial assistance on our behalf to portfolio companies that request this assistance, subject to reimbursement of any fees or expenses incurred on our behalf by the Adviser in accordance with our Administration Agreement.

Competition

        We expect that our primary competitors for investments will include other business development companies, public and private funds, commercial and investment banks, hedge funds, commercial financing companies and private equity funds. Many of our competitors are substantially larger and may have greater financial, technical and marketing resources than we do. Some competitors may have access to lower cost funds and funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company or the tax restrictions imposed on us as a RIC. We expect to rely upon the Adviser and its affiliates for assessing investment risks and determining appropriate pricing for our investments. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business—The highly competitive market in which we operate may limit our investment opportunities."

Staffing

        We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of our executive officers described under "Management" is an employee of the Adviser. Our day-to-day investment operations are managed by the Adviser. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser. The Adviser's investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. See the section entitled "Investment Advisory Agreement." In addition, we reimburse the Adviser for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative staff. See the section entitled "Investment Advisory Agreement—Administration Agreement."

Properties

        Our administrative offices and our principal executive offices are located at 9 West 57th Street, 47th Floor, New York, NY 10019. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

        Neither we nor our Adviser is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we or our Adviser may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT

        Our business and affairs are managed under the direction of our board of directors. The board of directors will consist of              members,             of whom are not "interested persons" of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are "independent" consistent with the rules of the Nasdaq Global Select Market. Our board of directors appoints our officers. The board of directors may remove any officer if it finds that such removal is in our best interest.

Board of Directors

        Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

        Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Thomas J. Gahan	50	Chief Executive Officer, Director	2012
David Manlowe	47	Chief Operating Officer, Director	2012
Independent Directors

        The address for each director is c/o Benefit Street Partners BDC, 9 West 57th Street, 47th Floor, New York, NY 10019.

Executive Officers Who Are Not Directors

        Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

        The address for each of the executive officers is c/o Benefit Street Partners BDC, 9 West 57th Street, 47th Floor, New York, NY 10019.

Biographical Information

     Directors

        Our directors will be divided into two groups—interested directors and independent directors. An interested director is an "interested person" as defined in Section 2(a)(19) of the 1940 Act. As described below under "Committees of the Board of Directors—Nominating and Corporate Governance Committee," the board of directors will identify certain desired attributes for director nominees. We believe each of our directors currently demonstrate high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. We believe each of our directors will also have sufficient time available to devote to our affairs, will be able to work with the other members of the board of directors and contribute to our success and will be able to represent the long-term interests our stockholders as a whole. Our directors will be selected with the intent that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director's particular experience, qualifications, attributes or skills that lead us to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of our business and structure.

Independent directors

Interested directors

        Thomas J. Gahan, Chief Executive Officer, Director. Mr. Gahan, our Chief Executive Officer, is President of PECM. Prior to joining Providence in 2008, Mr. Gahan was Chief Executive Officer of Deutsche Bank Securities Inc. and Head of Corporate and Investment Banking in the Americas. He was also the Global Head of Capital Markets at Deutsche Bank, chairman of the principal investment committee and a member of the global banking executive committee and the global markets executive committee. Before joining Deutsche Bank, Mr. Gahan spent 11 years at Merrill Lynch, most recently as Global Head of Credit Trading within the fixed income division. Mr. Gahan received a Bachelor of Arts degree from Brown University.

        Mr. Gahan's history with Providence and extensive knowledge of the capital markets and the financial services industry qualify him to serve as our Chief Executive Officer and as a director.

        David Manlowe, Chief Operating Officer, Director. Mr. Manlowe, our Chief Operating Officer, is Chief Operating Officer and Head of Research of PECM. Prior to joining Providence in 2010, Mr. Manlowe spent ten years at Deutsche Bank Securities Inc. with multiple positions, including Chief Operating Officer of Global Capital Markets, and served as Chairman of Global Banking Equity Investment Committee and Global Capital Markets Compensation Committee at Deutsche Bank. Before joining Deutsche Bank, Mr. Manlowe spent three years at Paine Webber where he held various positions, including Senior Analyst and two years at NatWest where he held various positions, including Global Sector Head. Mr. Manlowe received his Master of Science degree from the University of California, Berkeley and a Bachelor of Science degree from University of Washington, Seattle.

        Mr. Manlowe's history with Providence and extensive knowledge of the capital markets and the financial services industry qualify him to serve as our Chief Operating Officer and as a director.

     Executive officers who are not directors

Board Leadership Structure

        Our board of directors will monitor and perform an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors will approve the appointment of the Adviser and officers, review and monitor the services and activities performed by the Adviser and executive officers and approve the engagement, and review the performance of, our independent public accounting firm.

        Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests of at such times.

        Presently,             serves as the chairman of our board of directors.             is an "interested person" of the Company as defined in Section 2(a)(19) of the 1940 Act because             . We believe that             's history with us and familiarity with our investment platform in particular qualify him to serve as the chairman of our board of directors. We believe that we are best served through this existing leadership structure, as             's relationship with the Company provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

        Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors will meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

        We recognize that different board leadership structures are appropriate for companies in different situations. We will re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board's Role In Risk Oversight

        Our board of directors is expected to perform its risk oversight function primarily through (a) its two standing committees, the audit committee and the nominating and corporate governance committee, which will report to the entire board of directors and will be comprised solely of independent directors, and (b) active monitoring of our chief compliance officer and our compliance policies and procedures.

        As described below in more detail under "Committees of the Board of Directors," the audit committee and the nominating and corporate governance committee will assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities will include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The nominating and corporate governance committee's risk oversight responsibilities will include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

        Our board of directors will also perform its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors expects to annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures our service providers. The chief compliance officer's annual report will seek to address at a minimum (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

        We believe that our board's role in risk oversight will be effective and appropriate given the extensive regulation to which we will already be subject as a business development company. As a business development company, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness will be limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we will generally have to invest at least 70% of our total assets in "qualifying assets" and we will not generally be permitted to invest in any portfolio company in which one of our affiliates currently has an investment. See the sections entitled "Regulation" and "Certain Relationships and Transactions."

        We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

     Audit committee

        The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The audit committee is presently composed of three persons, including             (Chairperson),              and              , all of whom are considered independent for purposes of the 1940 Act and the corporate governance listing standards of the Nasdaq Global Select Market. Our board of directors has determined that both             and             qualify as an "audit committee financial expert" as defined under Item 407 of Regulation S-K of the Exchange Act. Each of the members of the audit committee meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an "interested person" of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act.

     Nominating and corporate governance committee

        The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors. The members of the nominating and corporate governance committee are             , all of whom are considered independent under the rules of the Nasdaq Global Select Market and are not "interested persons" of Benefit Street Partners BDC as that term is defined in Section 2(a)(19) of the 1940 Act.             serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

        The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Company, our board of directors, and our stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of the board of directors and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

        The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee's goal of creating a board of directors that best serves our needs and the interest of our stockholders.

Compensation of Directors

        As compensation for serving on our board of directors, each independent director receives an annual fee of $             . Independent directors also receive $             ($             for

telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $              ($             for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairperson of the audit committee receives an annual fee of $             and each chairperson of any other committee receives an annual fee of $             and other members of the audit committee and any other standing committee receive an annual fee of $             and $             , respectively, for their additional services in these capacities. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers.

Compensation of Executive Officers

        None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by the Adviser, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that the Adviser outsources any of its functions as administrator we will pay the fees associated with such functions on a direct basis without profit to the Adviser.

        The address for each member of the Investment Committee is c/o Benefit Street Partners BDC, 9 West 57th Street, 47th Floor, New York, NY 10019.

PORTFOLIO MANAGEMENT

        The management of our investment portfolio is the responsibility of our Adviser and our investment committee, which will initially be composed of Thomas J. Gahan and Michael E. Paasche. We consider these individuals to be our portfolio managers. The Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments and monitors the performance of our investment portfolio. Each investment opportunity requires the unanimous approval of the Investment Committee. Follow-on investments in existing portfolio companies may require the Investment Committee's approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Investment Committee.

        For information regarding the business experience of Mr. Gahan see "Management—Biographical Information." Mr. Paasche's biographical information is set forth below.

        Michael E. Paasche.    Mr. Paasche is a Managing Director of PECM. Prior to joining Providence in 2008, Mr. Paasche spent 13 years at Deutsche Bank Securities Inc. with multiple positions, including Global Head of Leveraged Finance. Before joining Deutsche Bank, Mr. Paasche spent seven years at Prudential Securities where he held various positions, including Managing Director and Head of High Yield. Mr. Paasche received his Masters of Business Administration degree from the University of Chicago and a Bachelor of Arts degree from Albion College.

        None of our Adviser's investment professionals receive any direct compensation from us in connection with the management of our portfolio. Messrs. Gahan and Paasche, through their financial interests in our Adviser, are entitled to a portion of any profits earned by our Adviser, which includes any fees payable to our Adviser under the terms of our Investment Advisory Agreement, less expenses incurred by our Adviser in performing its services under our Investment Advisory Agreement. Their compensation package from the Adviser includes some combination of fixed draw and variable incentive compensation based primarily on performance for services provided.

        Information regarding members of the Investment Committee is as follows:

Name	Age	Position
Thomas J. Gahan	50
Michael E. Paasche	48

        The table below shows the dollar range of shares of our common stock to be beneficially owned by our portfolio managers immediately after the completion of this offering.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Thomas J. Gahan
Michael E. Paasche

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by our directors is based on the midpoint of the assumed initial public offering price of $             per share.

(3)
The dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

        The Adviser will serve as our investment adviser subsequent to completion of this offering. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, the Adviser will:

  •
  determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

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  identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

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  close and monitor the investments we make; and

  •
  provide us with other investment advisory, research and related services as we may from time to time require.

        The Adviser's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In particular, our Adviser's senior investment professionals, who comprise our Investment Committee, as well as the other members of Providence's investment team to which our investment adviser has access, currently manage the Providence Funds.

        Pursuant to the Investment Advisory Agreement, we have agreed to pay the Adviser a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

Management Fee

        The base management fee will be calculated at an annual rate of       % of our end-of-period gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term "gross assets" includes any assets acquired with the proceeds of leverage. The Adviser will benefit when we incur debt or use leverage. For services rendered under the Investment Advisory Agreement, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee

        The incentive fee will have two components, as follows:

        One component will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be       % of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds       % (which is        % annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of       %, but then receives, as a "catch-up",       % of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than       %. The effect of this provision is that, if pre-incentive fee net investment income exceeds

% in any calendar quarter, our investment adviser will receive       % of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the Adviser to surpass the hurdle rate and receive an incentive fee based on net investment income.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the       % base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to First Component of Incentive Fee

        The second component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on                           , 20    , and will equal       % of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee:

Assumptions

  •
  Hurdle rate(1) =       %

  •
  Management fee(2) =       %

  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) =       %

Alternative 1

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) =       %

  •
  Pre-incentive fee net investment income
  (investment income - (management fee + other expenses)) =       %

        Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) =       %

  •
  Pre-incentive fee net investment income (investment income - (management fee + other expenses)) =       %

        Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

        Incentive fee = (       % × "Catch-Up") + (the greater of       % AND (       % × (pre-incentive fee net investment income -       %)))

        = (       % × (pre-incentive fee net investment income -       %)) +        %

        = (       % × (       % -       %))

        =       % ×        %

        =       %

Alternative 3

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) =       %

  •
  Pre-incentive fee net investment income
  (investment income - (management fee + other expenses)) =       %

        Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

        Incentive Fee = (       % × "Catch-Up") + (the greater of       % AND (       % × (pre-incentive fee net investment income -       %)))

        = (       % × (       % -       %)) + (       % ×  (       % -       %))

        =       % + (       % ×        %)

        =       % +        %

        =       %

(1)
Represents       % annualized hurdle rate.

(2)
Represents       % annualized management fee.

(3)
Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1:  $              million investment made in Company A ("Investment A"), and $              million investment made in Company B ("Investment B")

  •
  Year 2:  Investment A sold for $              million and fair market value, or FMV, of Investment B determined to be $              million

  •
  Year 3:  FMV of Investment B determined to be $              million

  •
  Year 4:  Investment B sold for $              million

        The capital gains portion of the incentive fee would be:

  •
  Year 1:  None

  •
  Year 2:  Capital gains incentive fee of $              million ($              million realized capital gains on sale of Investment A multiplied by       %)

  •
  Year 3:  None; $              million (       % multiplied by ($              million cumulative capital gains less $              million cumulative capital depreciation)) less $              million (previous capital gains fee paid in Year 2) (the $              million difference would not be deducted from future capital gains incentive fees)

  •
  Year 4:  Capital gains incentive fee of $             ; $              million ($              million cumulative realized capital gains multiplied by       %) less $              million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1:  $              million investment made in Company A ("Investment A"), $              million investment made in Company B ("Investment B") and $              million investment made in Company C ("Investment C")

  •
  Year 2:  Investment A sold for $              million, FMV of Investment B determined to be $              million and FMV of Investment C determined to be $              million

  •
  Year 3:  FMV of Investment B determined to be $              million and Investment C sold for $              million

  •
  Year 4:  FMV of Investment B determined to be $              million

  •
  Year 5:  Investment B sold for $              million

        The capital gains portion of the incentive fee would be:

  •
  Year 1:  None

  •
  Year 2:  Capital gains incentive fee of $              million;       % multiplied by $              million ($              million realized capital gains on Investment A less $              million unrealized capital depreciation on Investment B)

  •
  Year 3:  Capital gains incentive fee of $              million; $              million (       % multiplied by $              million ($              million cumulative realized capital gains less $              million unrealized capital depreciation on Investment B)) less $              million capital gains fee received in Year 2

  •
  Year 4:  None

  •
  Year 5:  None; $              million of capital gains incentive fee (       % multiplied by $              million (cumulative realized capital gains of $              million less realized capital losses of $              million)) less $              million cumulative capital gains fee paid in Year 2 and Year 3 (the $              million difference would not be deducted from future capital gains incentive fees)

Payment of Our Expenses

        All investment professionals and staff of the Adviser, when, and to the extent, engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear all other expenses of our operations and transactions, including (without limitation):

  •
  the cost of our organization and this offering;

  •
  the cost of calculating our NAV, including the cost of any third-party valuation services;

  •
  the cost of effecting sales and repurchases of our shares and other securities;

  •
  interest payable on debt, if any, to finance our investments;

  •
  fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts;

  •
  federal and state registration fees, any stock exchange listing fees;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

  •
  direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

  •
  all other expenses incurred by either the Adviser or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff.

        From time to time, the Adviser may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse the Adviser for such amounts paid on our behalf.

Duration and Termination

        The Investment Advisory Agreement was initially approved by our board of directors on             , 2012. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by our board of directors and will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not "interested persons" of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk Factors—Risks Relating to Our Business and Structure—Our investment adviser can resign upon not more than 60 days' notice."

Indemnification

        The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Benefit Street Partners BDC for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser's services under the Investment Advisory Agreement or otherwise as an investment adviser of Benefit Street Partners BDC.

Organization of the Adviser

        The Adviser is a Delaware limited liability company. The principal executive offices of the Adviser are located at 9 West 57th Street, 47th Floor, New York, NY 10019.

Board Approval of the Investment Advisory Agreement

        Our board of directors held an in-person meeting on                           , 2012 in order to consider and approve our Investment Advisory Agreement. In its consideration of the Investment Advisory Agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our Adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to our Adviser from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of our Adviser and its affiliates; (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure; and (h) the alignment of incentives of our Adviser and our stockholders to be achieved by paying the incentive fee in shares of our common stock.

        Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided.

Administration Agreement

        We have entered into an administration agreement with our Administrator, which we refer to as the "Administration Agreement," under which our administrator provides administrative services to us. For providing these services, facilities and personnel, we reimburse our administrator for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the compensation of certain of our Chief Financial Officer, Chief Compliance Officer and any administrative staff.

        From time to time, our administrator may pay amounts owed by us to third-party providers of goods or services. We will subsequently reimburse our administrator for such amounts paid on our behalf.

License Agreement

        We have entered into a license agreement with our Adviser pursuant to which our Adviser has agreed to grant us a non-exclusive license to use the name and mark "Benefit Street Partners." Under this agreement, we have the right to use the "Benefit Street Partners" name for so long as the Adviser or one of its affiliates continues to serve as our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Benefit Street Partners" name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        We will enter into agreements with the Adviser in which our senior management and members of the Investment Committee may have an interest as a result of ownership and/or financial interests. Members of our senior management and members of the Investment Committee also serve as principals of other investment managers affiliated with the Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.

        Prior to the completion of the initial public offering, we will enter into a Staffing Agreement with Providence and PECM whereby Providence and PECM will share certain employees to assist the Adviser.

        The Adviser will provide us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement. We will reimburse the Adviser for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff.

        In addition, our executive officers and directors and the members of the Adviser and members of the Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates or with members of the Investment Committee. However, the Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other client. See "Policies and Procedures for Managing Conflicts" below. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could affect our investment opportunities and returns."

        The Adviser has agreed with our board of directors that allocations among us and other investment funds affiliated with the Adviser will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

Policies and Procedures for Managing Conflicts

        Providence currently manages a number of private investment funds. Certain funds managed by Providence pursue investment opportunities similar to those that we intend to pursue. As a result, we may not be provided with the opportunity to fully invest in all investment opportunities available to Providence and us that would be suitable for us. To the extent that Providence or the Adviser is presented with an investment opportunity that would be appropriate for the Company and another fund managed by Providence, Providence may be faced with a conflict.

        As a result of the potential overlap in investment objectives between us and certain funds managed by Providence, the Adviser has adopted an allocation policy, approved by our board of directors, governing how such investment opportunities will be allocated. However, to the extent any funds managed by Providence or our Adviser seek investment opportunities similar to the Company, the scope of opportunities otherwise available to us may be reduced or otherwise adversely affected.

        We may also invest alongside our Adviser's other clients as otherwise permissible under regulatory guidance, applicable regulations and the Adviser's allocation policy. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. Under the Adviser's allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by the Adviser and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made on a pro rata basis in relation to each account's capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as:

  •
  the size, nature, risk profile and type of the investment opportunity (or, where applicable, the sale opportunity);

  •
  principles of diversification of assets, including, without limitation, in respect of geography, investment size and sector;

  •
  proximity to the end of the specified term or investment period, if applicable;

  •
  the investment strategies of each account;

  •
  cash availability and leverage capabilities of each account;

  •
  redemption requests received by each account;

  •
  applicable law; and

  •
  such other factors as the Adviser reasonably deems relevant.

        We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

        In situations where co-investment with other funds managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other the Adviser's clients, the Adviser will seek to allocate investments in a fair and equitable manner. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by the Adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain "joint transactions" between entities that share a common investment adviser.

        We and the Adviser intend to seek exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and other funds managed by the Adviser and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief will seek an exemptive order permitting us to invest with funds managed by the Adviser or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment.

Material Nonpublic Information

        Our senior management, members of the Adviser's Investment Committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

        We have entered into an Investment Advisory Agreement with the Adviser and will pay the Adviser a management fee and incentive fee. The incentive fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for the Adviser to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from the Adviser to assist our board of directors with the valuation of our portfolio investments. The Adviser's management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of the Adviser are involved in the valuation process for our portfolio investments.

License Agreement

        We have entered into a license agreement with our Adviser pursuant to which our Adviser has agreed to grant us a non-exclusive license to use the name and mark "Benefit Street Partners." Under this agreement, we have the right to use the "Benefit Street Partners" name for so long as the Adviser or one of its affiliates continues to serve as our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Benefit Street Partners" name.

Administration Agreement

        Under a separate Administration Agreement, the Adviser will also serve as our administrator. Pursuant to the Administration Agreement, the Adviser will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Adviser will also perform, or oversee the performance of, our required administrative services, which will include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, the Adviser will assist us in determining and publishing our NAV, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholder, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth, upon completion of this offering, information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

  •
  each of our directors and each executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on             shares of common stock outstanding upon completion of this offering. The percentage of beneficial ownership does not reflect the shares of common stock that will be purchased in the offering by our affiliates and the Adviser and some of their employees.

	Shares Beneficially Owned Immediately After this Offering (1)
Name	Number	Percentage
Benefit Street Partners LLC	100	100%
Executive Officers: (2)
Interested Directors: (2)(3)
Thomas J. Gahan
David Manlowe
Independent Directors: (2)
All officers and directors as a group (eight persons) (8)

*
Represents less than 1%.

(1)
Assumes issuance of the             shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' option to purchase up to an additional             shares.

(2)
The address for all officers and directors is c/o Benefit Street Partners BDC, Inc., 9 West 57th Street, 47th Floor, New York, NY 10019

(3)
Attributes beneficial ownership of the shares of common stock owned by affiliates of the Adviser to                           , who exercise dispositive power with respect to such shares.

        The following table sets forth, as of the date of the completion of this offering, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Interested Directors:
Thomas J. Gahan
David Manlowe
Independent Directors:

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equities securities beneficially owned by our directors is based on the initial public offering price of $              per share.

(3)
The dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

DETERMINATION OF NET ASSET VALUE

        The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

        In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which generally will be obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. See "Risk Factors—A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments."

        With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

  •
  our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

  •
  preliminary valuation conclusions are then documented and discussed with senior management of the Adviser;

  •
  to the extent determined by the audit committee of our board of directors, independent valuation firms engaged by our board of directors conduct independent appraisals and review the Adviser's preliminary valuations and their own independent assessment;

  •
  the audit committee of our board of directors reviews the preliminary valuations of the Adviser and independent valuation firms, if any, and, if necessary, responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

  •
  our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Adviser, the respective independent valuation firms and the audit committee.

        The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

        We will utilize an income approach to value our debt investments and a combination of income and market approaches to value our equity investments. With respect to unquoted securities, our board of directors, in consultation with an independent third party valuation firm, if any, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. For debt investments, we will determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. Our estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

        Investments in all asset classes will be valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&S comparables, our principal market (as the reporting entity) and enterprise values, among other factors.

        In September, 2006, the Financial Accounting Standards Board issued guidance related to Fair Value Measurements. This guidance defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

          Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:  Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        On October 10, 2008, revised guidance, which is now part of ASC 820—Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active, was issued. This revised guidance provides examples of how to determine fair value in a market that is not active. It did not change the fair value measurement principles set forth in ASC 820. Furthermore, on April 9, 2009, the FASB issued additional revised guidance which provides information on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. It also includes guidance on identifying circumstances that indicate a transaction is not orderly. According to this guidance in the above circumstances, more analysis and significant adjustments to transaction or quoted prices may be necessary to estimate fair value. In addition, it requires disclosure of any changes in valuation techniques and related inputs resulting from the application. The total effect of the change in valuation techniques and related inputs must also be disclosed by major asset category.

        In May 2011, the FASB issued Accounting Standards Update No. 2011-04—Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, or ASU 2011-04. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. The highest and best use valuation premise is only applicable to non-financial assets. Premiums or discounts based on the size of an entity's holding are not permitted in the fair value measurement. In addition, the disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; (2) a description of the valuation processes in place; and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities.

Determinations in Connection with Offerings

        In connection with certain offerings of shares of our common stock, our board of directors or one of its committees may be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making any such determination:

  •
  the NAV of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

  •
  our Adviser's assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

  •
  the magnitude of the difference between the NAV of our common stock most recently disclosed by us and our Adviser's assessment of any material change in the NAV of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

        This determination will not require that we calculate the NAV of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

        These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

 DISTRIBUTION REINVESTMENT PLAN

        We are adopting an "opt out" distribution reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not "opted out" of our distribution reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock, rather than receiving cash dividends.

        No action is required on the part of a stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A stockholder may elect to receive an entire distribution in cash by notifying                      , the transfer agent and plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

        Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        We intend to use only newly-issued shares to implement the plan if our common stock is trading at or above NAV. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (i) NAV per share, and (ii) 95% of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

        If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market (in which case there would be no discount available to stockholders) if (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined NAV per share; or (2) we advise the plan administrator that since such NAV was last determined, we have become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator shall be allocated to each stockholder participating based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased with respect to the applicable distribution.

        The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

        Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the administrator.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.                      .com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address below.

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at                      , or by the Plan Administrator at (       )        -         .

        If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

        If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares and a general discussion of the provisions of the Code and the U.S. Treasury Department ("Treasury") regulations in effect as they directly govern our federal income tax treatment and the federal income taxation of our stockholders. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common shares in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion assumes that the stockholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. This summary also does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest. No ruling has been or will be sought from the Internal Revenue Service, which we refer to as the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Stockholders are urged to consult their own tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.

        For purposes of this discussion, a "U.S. stockholder," or in this section, a "stockholder," is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the U.S., (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the status of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. stockholders should refer to "Non-U.S. Stockholders" below and are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

Taxation of the Company

        We intend to elect and to qualify to be taxed as a RIC under Subchapter M of the Code. To qualify as a RIC, we must, among other things, (a) qualify to be treated as a business development company under the 1940 Act at all times during each taxable year; (b) derive in each taxable year at least 90 percent of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a qualified publicly traded partnership, or a QPTP; and (c) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than five percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we, as determined under applicable tax rules, control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs. We may generate certain income that might not qualify as qualifying income for purposes of the 90% annual gross income requirement described above.

        In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. federal income tax and would result in a reduced after-tax yield on the assets held by such corporation.

        As a RIC, in any taxable year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions), or the Annual Distribution Requirement, we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we timely distribute to our stockholders. We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

        (1)   at least 98.0 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

        (2)   at least 98.2 percent of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

        (3)   income realized, but not distributed, in preceding years on which we paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement.

        While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement and not on amounts on which we are required to pay corporate income tax (such as retained net capital gains).

        If we use debt financing, we may be prevented by financial covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from satisfying the Annual Distribution Requirement, and, therefore, may jeopardize our qualification for taxation as a RIC, and could subject us to the 4% federal excise tax.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. As a result, we may not be able to make sufficient distributions to satisfy our Annual Distribution Requirement, which could cause us to become subject to corporate-level income tax. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        As an alternative to borrowing funds or selling assets to satisfy the Annual Distribution Requirement, we may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under applicable provisions of the Code and Treasury regulations, if a stockholder has the right to elect to receive a dividend in cash or shares of the company's stock, such dividend is taxable to the stockholder even if such stockholder elects to receive the dividend in shares. Consistent with these rules, the Internal Revenue Service has issued private letter rulings concluding that dividends payable by RICs and real estate investment trusts in cash or in shares at the option of shareholders were taxable dividends eligible for the dividends paid deduction provided that at least 20% of the total amount of such dividend is payable in cash. We reserve the right to make distributions consistent with these rulings or other applicable authority. If too many stockholders elect to receive their distribution in cash, then each stockholder would receive a pro rata share of the amount of cash distributed and would receive the remainder of the distribution in shares of our common stock. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock.

        If we do distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. See "Taxation of U.S. Stockholders" and "Taxation of Non-U.S. Stockholders" below for tax consequences to stockholders upon receipt of such dividends.

        If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, which would reduce the amount available to be distributed to our stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        If we fail to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described above.

        We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

        As a RIC, we are permitted indefinitely carry forward a net capital loss to offset capital gain. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether they are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses.

Company Investments

        Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of us as a RIC, but there can be no assurances that any adverse effects at these provisions will be mitigated.

        Investments we make in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we will generally be required to accrue daily as income a portion of the discount and to distribute such income each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

        In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. In that case, our yield on those securities would be decreased. We do not expect to satisfy the requirements necessary to pass through to our stockholders their share of the foreign taxes paid by us.

        If we purchase shares in a passive foreign investment company, or a PFIC, we may be subject to federal income tax on a portion of any "excess distribution" received on, or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a qualified electing fund" under the Code, or a QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. See "—Taxation of the Company" above.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

        Distributions we pay to you from our net ordinary income or from an excess of realized net short-term capital gains over realized net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of realized net long-term capital gains over realized net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains if they have been properly designated by us, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The current maximum U.S. federal tax rate on long-term capital gains of individuals is generally 15 percent. For non-corporate taxpayers, ordinary income dividends will currently be taxed at a maximum rate of 35 percent, while capital gain dividends generally will be currently taxed at a maximum U.S. federal income tax rate of 15 percent. For corporate taxpayers, both ordinary income dividends and capital gain dividends are currently taxed at a maximum U.S. federal income tax rate of 35 percent. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Present law also taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years, subject to certain limitations, as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

        In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for taxes we paid. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder's income as long-term capital gains and (ii) the stockholder's proportionate share of the corporate tax paid by us.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        As a RIC, we will be subject to alternative minimum tax, or AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

        Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

        A stockholder will generally recognize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the stockholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

        Backup Withholding.    We are required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate stockholders (i) who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, that such stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that the stockholder has failed to properly report interest and dividend income to the IRS. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        Reportable Transactions Reporting.    If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

        The following discussion only applies to non-U.S. stockholders. A "non-U.S. stockholder" is a holder that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.

        Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

        Pursuant to a provision that applied to taxable years beginning before December 31, 2011, no U.S. source withholding taxes were imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are properly reported as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfied certain other requirements. This provision applied to taxable years beginning before December 31, 2011. No guaranty can be provided that Congress will extend this provision to apply to taxable years beginning on or after January 1, 2012, or if extend, whether any of our distributions will be qualify for the exemption.

        Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, such individual is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

        If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

        Backup Withholding.    A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Foreign Account Tax Compliance Act

        Legislation was enacted on March 18, 2010 that will, effective for payments made after December 31, 2012, impose a 30% U.S. withholding tax on dividends paid by U.S. issuers and on the gross proceeds from the disposition of stock paid to a foreign financial institution (including certain investment funds), unless such institution enters into an agreement with the Treasury to collect and provide to Treasury substantial information regarding U.S. account holders, including certain account holders that are foreign entities with U.S. owners, with such institution. The legislation also generally imposes a withholding tax of 30% on dividends paid by U.S. issuers and on the gross proceeds from the disposition of stock paid to a non-financial foreign entity unless such entity either provides the withholding agent with a certification that it does not have any substantial U.S. owners or a certification identifying the direct and indirect substantial U.S. owners of the entity, which we will in turn provide to the Secretary of Treasury. Under certain circumstances, a holder may be eligible for refunds or credits of such taxes. Investors are urged to consult with their own tax advisors regarding the possible implications of this recently enacted legislation on their investment in shares of our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

        Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, all of which is initially designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to have our common stock listed on the Nasdaq Global Select Market under the ticker symbol "BSPC." There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	100,000,000	—	100

        Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

     Common stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

     Preferred stock

        Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount such that our asset coverage, as defined in the 1940 Act, equals at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse that person's reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse that person's reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of his or her ultimate entitlement to indemnification. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

        The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

     Classified board of directors

        Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2013, 2014 and 2015, respectively, and, in each case, those directors will serve until their successors are duly elected and qualify. Beginning in 2013, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

     Election of directors

        As permitted by our charter, our bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at an annual meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter and bylaws our board of directors may amend the bylaws to alter the vote required to elect directors.

     Number of directors; vacancies; removal

        Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than the minimum number provided by the Maryland General Corporation Law. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

        Our charter provides that a director may be removed by the stockholders only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

     Action by stockholders

        Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

     Advance notice provisions for stockholder nominations and stockholder proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. To be timely, a stockholder's notice must be delivered or mailed and received at our principal executive offices not less than 120 nor more than 150 days in advance of the anniversary date of the mailing of the notice for the preceding year's annual meeting of stockholders. Our bylaws also specify requirements as to the form and content of a stockholder's notice. These provisions may impede stockholders' ability to bring matters before an annual meeting of stockholders or to make nominations for directors at an annual meeting of stockholders. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by the board of directors or (iii) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting. Stockholder nominations for the election of directors at a special meeting must be received by our corporate secretary by not earlier than the 120th day prior to the special meeting nor later than on the later of the 90th day prior to such meeting or the tenth day following the day on which public announcement is first made of the date of such meeting and of the nominees, if any, proposed by our board.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

     Calling of special meetings of stockholders

        Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

     Approval of extraordinary corporate action; amendment of charter and bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter, voting as a separate class, if applicable. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

        Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

     No appraisal rights

        Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

     Control share acquisitions

        The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by stockholders on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Acquisition Act would, if implemented, violate Section 18(i) of the 1940 Act.

     Business combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors will adopt a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

     Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act applicable to business development companies, the applicable provision of the 1940 Act will control.

REGULATION

        We intend to elect to be regulated as a business development company under the 1940 Act. We also intend to elect to be treated for tax purposes as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act.

        In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by "a majority of our outstanding voting securities" as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company's voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

        We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

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  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

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  is organized under the laws of, and has its principal place of business in, the United States;

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  is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

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  satisfies either of the following:

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  has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

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  is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the business development company has an affiliated person who is a director of the eligible portfolio company.

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  Securities of any eligible portfolio company which we control.

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  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

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  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

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  Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

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  Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

        Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

Significant Managerial Assistance to Portfolio Companies

        A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in "Regulation—Qualifying assets" above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the business development company purchases such securities in conjunction with one or more other persons acting together, the business development company will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the business development company satisfies the requirement to make available managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Our investment adviser monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

        Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company's total outstanding shares of capital stock.

Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risks—Risks related to our operations as a business development company."

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change.

     Introduction

        The Adviser is registered as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, the Adviser has fiduciary duties to us. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. The Adviser's Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

        These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

     Proxy policies

        The Adviser evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and the Adviser will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

        The Adviser also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation's internally adopted policies are ill-advised or misguided. If the Adviser has determined that management is generally socially responsible, the Adviser will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation's legal, business or financial structure. The Adviser will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. The Adviser typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, the Adviser believes stability and continuity promote profitability. The Adviser's guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

        If a vote may involve a material conflict of interest, prior to approving such vote, the Adviser must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, the Adviser's employees shall vote the proxy in accordance with the Adviser's proxy voting policy.

     Proxy voting records

        You may obtain information about how we voted proxies by making a written request for proxy voting information to:

    Chief Compliance Officer
    Benefit Street Partners BDC, Inc.
    9 West 57th Street, 47th Floor
    New York, NY 10019

Code of Ethics

        We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have approved the Adviser's code of ethics that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the codes of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics are attached as exhibits to the registration statement of which this prospectus is a part, and are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

Privacy Principles

        We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

        Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

        We restrict access to nonpublic personal information about our stockholders to our investment adviser's employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq Global Select Market Corporate Governance Regulations

        The Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare an annual report regarding its assessment of our internal control over financial reporting and, beginning with the earlier of our 2017 fiscal year or the year in which our revenues first exceed $1 billion, will be required obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

        In addition, The Nasdaq Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Other

        We intend to elect to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status, we much meet certain requirements including source of income, asset diversification and distribution requirements. See the section entitled "Material U.S. Federal Income Tax Considerations."

        We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, issue and sell our common stock, at a price below the current NAV of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

        We are subject to periodic examination by the SEC for compliance with the Exchange Act and the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

        We and the Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and the Adviser have designated a chief compliance officer to be responsible for administering the policies and procedures.

        You may read and copy the materials we file at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

        Our internet address is www.                           .com. We will make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

UNDERWRITING

        Subject to the terms and conditions of the underwriting agreement, the underwriters named below, through their representatives Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., have severally agreed to purchase from us on a firm commitment basis the following respective number of shares of common stock at a public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus:

Underwriter	Number of Shares
Deutsche Bank Securities Inc.
Citigroup Global Markets Inc.
Total

        The underwriting agreement provides that the obligation of the underwriters to purchase all of the              shares of common stock being offered to the public is subject to specific conditions, including the absence of any material adverse change in our business or in the financial markets, and the receipt of certain legal opinions, certificates and letters from us, our counsel and the independent auditors. Subject to the terms of the underwriting agreement, the underwriters will purchase all of the               shares of common stock being offered to the public, other than those covered by the over-allotment option described below, if any of these shares are purchased.

        We have been advised by the representative of the underwriters that the underwriters propose to offer the shares to the public at the public offering price set forth on the cover of this prospectus and to dealers at a price that represents a concession not in excess of $             per share under the public offering price. The underwriters may allow, and these dealers may re-allow, a concession of not more than $             per share to other dealers. After the initial public offering, the representative of the underwriters may change the offering price and other selling terms.

        We have granted to the underwriters an option, exercisable not later than 30 days after the effective date of the registration statement, to purchase up to              additional shares of common stock at the public offering price less the underwriting discounts and commissions set forth on the cover of this prospectus. The underwriters may exercise this option only to cover over-allotments made in connection with the sale of the shares offered by this prospectus. To the extent that the underwriters exercise this option, each of the underwriters will become obligated, subject to conditions, to purchase approximately the same percentage of these additional shares as the number of shares to be purchased by it in the above table bears to the total number of shares offered by this prospectus. We will be obligated, pursuant to the option, to sell these additional shares to the underwriters to the extent the option is exercised. If any additional shares are purchased, the underwriters will offer the additional shares on the same terms as those on which the other shares are being offered hereunder.

        The underwriting discounts and commissions per share are equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. We have agreed to pay the underwriters the discounts and commissions set forth below, assuming either no exercise or full exercise by the underwriters of the underwriters' over-allotment option.

Total Fees
	Fee per Share	Without Exercise of the Over-allotment Option	With Exercise of the Over-allotment Option
Discounts and commissions paid by us	$	$	$

        We estimate that the total expenses of this offering will be approximately $             .

        We, our stockholders, the Adviser, and our officers and directors have agreed, subject to certain exceptions, not to directly or indirectly offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of common stock, shares of common stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for common stock, or enter into any hedging transaction relating to the common stock for a period of                      days after the date of this prospectus without the prior written consent of Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as representative of the several underwriters.

Pricing of this Offering

        Prior to this offering there has been no public market for our common stock. The public offering price of the common stock was negotiated between us and the representative of the underwriters. Factors considered in determining the price of the common stock include:

  •
  the information set forth in this prospectus and otherwise available to the representative;

  •
  our prospects for future earnings;

  •
  the history and prospects for the industry in which we compete;

  •
  an assessment of our management;

  •
  general conditions of the securities markets at the time of this offering; and

  •
  other factors as were deemed relevant.

Price Stabilization and Short Positions

        In order to facilitate the offering of our common stock, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of our common stock. Specifically, the underwriters may over-allot shares in connection with this offering, thus creating a short sales position in our shares for their own account. A short sales position results when an underwriter sells more shares than that underwriter is committed to purchase. A short sales position may involve either "covered" short sales or "naked" short sales. Covered short sales are sales made for an amount not greater than the underwriters' over-allotment option to purchase additional shares in this offering described above. The underwriters may close out any covered short position by either exercising their over-allotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Naked short sales are sales in excess of the over-allotment option. The underwriters will have to close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in this offering. Accordingly, to cover these short sales positions or to stabilize the market price of our shares, the underwriters may bid for, and purchase, shares in the open market. These transactions may be effected on the Nasdaq Global Select Market, in the over-the-counter market or otherwise.

        Additionally, the representative, on behalf of the underwriters, also may reclaim selling concessions allowed to an underwriter or dealer if the underwriting syndicate repurchases shares distributed by that underwriter or dealer. Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales or to stabilize the market price of our shares may have the effect of raising or maintaining the market price of our shares or preventing or mitigating a decline in the market price of our shares. As a result, the price of our shares may be higher than the price that might otherwise exist in the open market. The underwriters are not required to engage in these activities and, if commenced, may end any of these activities at any time.

Indemnification

        We have agreed to indemnify the underwriters against some liabilities, including civil liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in this respect.

Listing

        We will apply to have our common stock listed on the Nasdaq Global Select Market under the symbol "BPSC."

Principal Address of Underwriters

        The principal address of Deutsche Bank Securities Inc. is 60 Wall Street, New York, New York 10005. The principal address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

SHARES ELIGIBLE FOR FUTURE SALE

        Upon completion of this offering,             shares of our common stock will be outstanding, based on the number of shares outstanding on                           , 2012 and assuming no exercise of the underwriters' over-allotment option. Of these shares,             shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining outstanding shares of common stock that are not sold in this offering, or             shares, will be deemed "restricted securities" as that term is defined under Rule 144. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under the Securities Act, such as under Rule 144 under the Securities Act, which are summarized below.

        In general, under Rule 144 under the Securities Act, as currently in effect, a person who is not one of our affiliates at any time during the three months preceding a sale, and who has beneficially owned shares of our common stock for at least six months would be entitled to sell an unlimited number of shares of our common stock provided current public information about us is available and, after one year, an unlimited number of shares of our common stock without restriction. Our affiliates who have beneficially owned shares of our common stock for at least six months are entitled to sell within any three-month period a number of shares that does not exceed the greater of:

  •
  1% of the total number of securities then outstanding; or

  •
  the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our affiliates also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us.

        No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See "Risks—Risks related to this offering."

Lock-Up Agreements

        During the period from the date of this prospectus continuing through the date             days after the date of this prospectus, we, the Adviser, our officers and directors and our other stockholders have agreed with Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., subject to certain exceptions, not to:

        (1)   offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, whether now owned or hereafter acquired, or

        (2)   enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any common stock or any securities convertible into or exercisable or exchangeable for any common stock.

        Moreover, the         -day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the          -day restricted period the company issues an earnings release or announces material news or a material event; or (2) prior to the expiration of the          -day restricted period, the company announces that it will release earnings results during the 15-day period following the last day of the          -day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event unless Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. waives in writing, such extension.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

                                   provides custodian services to us pursuant to a custodian services agreement. The principal business address of              is             .                            provides transfer agency and distribution paying agency services to us under a transfer agency agreement and a distribution paying agent agreement, respectively. The address of             is             .

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, the Adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs, but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

 LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for Benefit Street Partners BDC, Inc. by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The financial statements as of             and for the period from             (inception) to             included in this prospectus have been audited by             ,             , an independent registered public accounting firm, and have been so included in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

        Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at             and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. In the interim, you may obtain such information by contacting us, in writing at 9 West 57th Street, 47th Floor, New York, NY 10019, Attn: Chief Executive Officer, or by telephone at (212) 644-1200. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

        Through and including                           , 2012 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Shares

Benefit Street Partners BDC, Inc.

Common Stock

PROSPECTUS

Deutsche Bank Securities	Citigroup

Part C

OTHER INFORMATION

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

(1)   Financial Statements (1)

(2)   Exhibits

(a)(1)	Articles of Incorporation (3)
(b)	Bylaws (1)
(c)	Not applicable
(d)	Form of Stock Certificate (1)
(e)	Distribution reinvestment plan (1)
(f)	Not applicable
(g)(1)	Form of Investment Advisory Agreement between Registrant and Benefit Street Partners LLC (1)
(h)	Form of Underwriting Agreement (1)
(i)	Not applicable
(j)	Form of Custodian Agreement (1)
(k)(1)	Transfer Agency and Service Agreement (1)
(k)(2)	Form of Administration Agreement between Registrant and Benefit Street Partners LLC (1)
(k)(3)	Form of License Agreement between the Registrant and Benefit Street Partners LLC (1)
(l)	Opinion and Consent of Sutherland Asbill & Brennan LLP (1)
(m)	Not applicable
(n)	Independent Registered Public Accounting Firm Consent (1)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of Benefit Street Partners BDC, Inc. (1)

(1)
To be filed by amendment.

(2)
Filed herewith.

(3)
Previously filed.

ITEM 26.   MARKETING ARRANGEMENTS

        The information contained under the heading "Underwriting" in this Registration Statement is incorporated by reference to this Item and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

        The following table sets out the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration and filing fees		$17,190
Nasdaq listing fee	$	*
Printing (other than certificates) (1)	$	*
Accounting fees and expenses related to the offering (1)	$	*
Legal fees and expenses related to the offering (1)	$	*
FINRA fee		$15,500
Miscellaneous (e.g., travel) related to the offering (1)	$	*
Total	$	*

(1)
These amounts are estimates.

*
To be filed by amendment.

ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

        The following list sets out each of the companies considered to be "controlled" by us as defined by the Investment Company Act of 1940.

Name of Entity and Place of Jurisdiction	% of Voting Securities Owned

ITEM 29.   NUMBER OF HOLDERS OF SECURITIES

        The following table sets out the approximate number of record holders of the Registrant's common stock at June 21, 2012.

Title of Class	Number of Record Holders
Common stock, $0.001 par value per share	1

ITEM 30.   INDEMNIFICATION

        The information contained under the heading "Description of Capital Stock" is incorporated herein by reference.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

        The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        A description of any other business, profession, vocation or employment of a substantial nature in which Management, and each managing director, director or executive officer of Management, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Part A of this Registration Statement in the section entitled "Management." Additional information regarding Benefit Street Partners LLC and its officers and directors is set out in its Form ADV, as filed with the SEC (SEC File No. 801-72843), and is incorporated by reference in this Item.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder, are maintained at the offices of:

  (1)
  the Registrant, 9 West 57th Street, 47th Floor, New York, NY 10019;

  (2)
  the Transfer Agent,                           ;

  (3)
  the Custodian,                           ;

  (4)
  the Adviser, 9 West 57th Street, 47th Floor, New York, NY 10019; and

        (5)   the Directors, 9 West 57th Street, 47th Floor, New York, NY 10019.

ITEM 33.    MANAGEMENT SERVICES

        Not applicable.

ITEM 34.    UNDERTAKINGS

        1.     Registrant undertakes to suspend the offering of shares until the prospectus is amended, if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of this Registration Statement; or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

        2.     Not applicable.

        3.     Not applicable.

        4.     Not applicable.

        5.     Registrant undertakes that,

          (a)   For the purpose of determining any liability under the Securities Act of 1933 (the "1933 Act"), the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

          (b)   For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

        6.     Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of June 2012.

By:	/s/ THOMAS J. GAHAN Name: Thomas J. Gahan Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form N-2 has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ THOMAS J. GAHAN Thomas J. Gahan	Chief Executive Officer, Director	June 21, 2012
/s/ DAVID MANLOWE David Manlowe	Chief Operating Officer, Director	June 21, 2012